Delaware Life NY Variable
Account D

Financial Statements as of and for the Year Ended December 31, 2020 and
Report of Independent Registered Public Accounting Firm

DELAWARE LIFE NY VARIABLE ACCOUNT D
(A Separate Account of Delaware Life Insurance Company of New York)
Index
December 31, 2020

Page(s)

Report of Independent Registered Public Accounting Firm	1-2

Financial Statements

Statements of Assets and Liabilities	3-6

Statements of Operations	7-29

Statements of Changes in Net Assets	30-63

Notes to the Financial Statements	64-83

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Delaware Life Insurance Company of New York and the Contract Owners of Variable Account D – FVUL:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts of Variable Account D – FVUL indicated in the table below as of December 31, 2020, and the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts of Variable Account D – FVUL as of December 31, 2020, and the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

AB VPS Growth and Income Portfolio (Class B) Sub-Account (A71) (1)	MFS VIT I Growth Series Initial Class Sub-Account (M31) (1)

Alger Mid Cap Growth Portfolio I-2 Sub-Account (A54) (1)	MFS VIT I Mid Cap Growth Series Initial Class Sub-Account (MF1) (1)

American Funds Insurance Series Growth Income Fund Class 2 Sub-Account (302) (1)	MFS VIT I New Discovery Series Initial Class Sub-Account (M05) (1)

BlackRock Global Allocation V.I. Fund (Class III) Sub-Account (B18) (1)	MFS VIT I Total Return Bond Series Initial Class Sub-Account (M06) (1)

Columbia Variable Portfolio - Large Cap Growth Fund Class 2 Sub-Account (C60) (1)	MFS VIT I Research Series Initial Class Sub-Account (M33) (1)

Delaware VIP Smid Cap Core Series Standard Class Sub-Account (D37) (1)	MFS VIT I Utilities Series Initial Class Sub-Account (M44) (1)

DWS Small Cap Index VIP Class B Sub-Account (D55) (1)	MFS VIT I Utilities Series Service Class Sub-Account (M40) (1)

DWS Small Mid Cap Value VIP Class A Sub-Account (S61) (1)	MFS VIT I Value Series Initial Class Sub-Account (M83) (1)

BNY Mellon Investment Portfolios: MidCap Stock Portfolio, Initial Shares Sub-Account (D18) (1)	MFS VIT I Value Series Service Class Sub-Account (M08) (1)

Fidelity VIP Balanced Portfolio (Service Class 2) Sub-Account (FD7) (1)	MFS VIT II Blended Research Core Equity Portfolio I Class Sub-Account (MB6) (1)

Fidelity VIP Contrafund Portfolio (Service Class 2) Sub-Account (F24) (1)	MFS VIT II Corporate Bond Portfolio S Class Sub-Account (MA0) (1)

Fidelity VIP Contrafund Portfolio (Service Class) Sub-Account (F29) (1)	MFS VIT II Emerging Markets Equity Portfolio S Class Sub-Account (MA1) (1)

Fidelity VIP Growth Portfolio (Service Class) Sub-Account (F21) (1)	MFS VIT II Government Securities Portfolio I Class Sub-Account (M96) (1)

Fidelity VIP Index 500 Portfolio (Service Class 2) Sub-Account (F26) (1)	MFS VIT II High Yield Portfolio I Class Sub-Account (MA6) (1)

Fidelity VIP Index 500 Portfolio (Service Class) Sub-Account (FM7) (1)	MFS VIT II International Growth Portfolio I Class Sub-Account (M97) (1)

Fidelity VIP Mid Cap Portfolio (Service Class 2) Sub-Account (F41) (1)	MFS VIT II International Growth Portfolio S Class Sub-Account (MD5) (1)

Fidelity VIP Government Money Market Portfolio (Service Class) Sub-Account (FM8) (1)	MFS VIT II Research International Portfolio S Class Sub-Account (ME3) (1)

Fidelity VIP Overseas Portfolio (Service Class) Sub-Account (F23) (1)	MFS VIT III Blended Research Small Cap Equity Portfolio Initial Class Sub-Account (MB8) (1)

First Eagle Overseas Variable Fund Sub-Account (FE3) (1)	MFS VIT III Global Real Estate Portfolio Initial Class Sub-Account (MF6) (1)

Franklin Templeton Foreign VIP Fund Class 2 Sub-Account (T20) (1)	MFS VIT III Growth Allocation Portfolio Initial Class Sub-Account (MF8) (1)

Franklin Templeton Growth VIP Fund Class 2 Sub-Account (F56) (1)	MFS VIT III Inflation Adjusted Bond Portfolio Initial Class Sub-Account (MG0) (1)

Franklin Templeton Mutual Shares VIP Fund Class 2 Sub-Account (F54) (1)	MFS VIT III Limited Maturity Portfolio Initial Class Sub-Account (MF2) (1)

Franklin Templeton Small Cap Value VIP Fund Class 2 Sub-Account (F53) (1)	MFS VIT III Mid Cap Value Portfolio Initial Class Sub-Account (MG3) (1)

Franklin Templeton Strategic Income VIP Fund Class 2 Sub-Account (T28) (1)	MFS VIT III Moderate Allocation Portfolio Initial Class Sub-Account (MG5) (1)

Goldman Sachs VIT Mid Cap Value Fund I Sub-Account (G32) (1)	MFS VIT III New Discovery Value Portfolio Initial Class Sub-Account (ME0) (1)

Goldman Sachs VIT U.S Equity Insights Fund I Class Sub-Account (G31) (1)	Morgan Stanley Variable Insurance Fund, Inc. Discovery Portfolio Class II Sub-Account (V43) (1)

Invesco V.I. Growth and Income Fund Series I Sub-Account (IB1) (1)	Invesco Oppenheimer V.I. Capital Appreciation Fund, Series I Sub-Account (O01) (1)

Invesco V.I. International Growth Fund I Sub-Account (A21) (1)	Invesco Oppenheimer V.I. Global Fund, Series II Sub-Account (O20) (1)

M Capital Appreciation Fund Sub-Account (MB0) (1)	PIMCO VIT CommodityRealReturnTM Strategy Portfolio Admin Class Sub-Account (P10) (1)

M International Equity Fund Sub-Account (MB1) (1)	PIMCO VIT Emerging Markets Bond Portfolio Admin Class Sub-Account (PK8) (1)

M Large Cap Growth Value Fund Sub-Account (MB5) (1)	PIMCO VIT Global Managed Asset Allocation Portfolio Administrative Class Sub-Account (PK9) (1)

M Large Cap Value Fund Sub-Account (MA9) (1)	PIMCO VIT Real Return Portfolio Admin Class Sub-Account (P06) (1)

MFS U.S. Government Money Market Portfolio Initial Class Sub-Account (MD8) (1)	PIMCO VIT Total Return Portfolio Admin Class Sub-Account (P07) (1)

MFS VIT Total Return Series Service Class Sub-Account (M35) (1)	T. Rowe Price Blue Chip Growth Portfolio Sub-Account (307) (1)

(1) Statement of operations for the year ended December 31, 2020 and statement of changes in net assets for the years ended December 31, 2020 and 2019.

Basis for Opinions

These financial statements are the responsibility of the Delaware Life Insurance Company of New York management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts of Variable Account D – FVUL based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts of Variable Account D – FVUL in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2020 by correspondence with the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Hartford, CT

April 28, 2021

We have served as the auditor of one or more of the subaccounts of Variable Account D – FVUL since 2013.

DELAWARE LIFE NY VARIABLE ACCOUNT D
(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2020

		Assets

	Shares	Cost	Investments at fair value	Total Assets	Net Assets
AB VPS Growth and Income Portfolio (Class B) Sub-Account (A71)	3,819	$111,709	$108,587	$108,587	$108,587
Alger Mid Cap Growth Portfolio I-2 Sub-Account (A54)	2,036	34,670	67,675	67,675	67,675
American Funds Insurance Series Growth Income Fund Class 2 Sub-Account (302)	679	31,450	37,108	37,108	37,108
BlackRock Global Allocation V.I. Fund (Class III) Sub-Account (B18)	4,308	62,287	70,176	70,176	70,176
Columbia Variable Portfolio - Large Cap Growth Fund Class 2 Sub-Account (C60)	1,299	17,174	37,292	37,292	37,292
Delaware VIP Smid Cap Core Series Standard Class Sub-Account (D37)	1,426	33,025	35,290	35,290	35,290
DWS Small Cap Index VIP Class B Sub-Account (D55)	1,601	23,208	27,846	27,846	27,846
DWS Small Mid Cap Value VIP Class A Sub-Account (S61)	880	12,481	10,557	10,557	10,557
BNY Mellon Investment Portfolios: MidCap Stock Portfolio, Initial Shares Sub-Account (D18)	6,686	113,297	133,254	133,254	133,254
Fidelity VIP Balanced Portfolio (Service Class 2) Sub-Account (FD7)	11,667	193,130	264,137	264,137	264,137
Fidelity VIP Contrafund Portfolio (Service Class 2) Sub-Account (F24)	1,264	41,564	59,058	59,058	59,058
Fidelity VIP Contrafund Portfolio (Service Class) Sub-Account (F29)	2,787	92,007	133,490	133,490	133,490
Fidelity VIP Growth Portfolio (Service Class) Sub-Account (F21)	41	2,631	4,244	4,244	4,244
Fidelity VIP Index 500 Portfolio (Service Class 2) Sub-Account (F26)	376	83,676	137,734	137,734	137,734
Fidelity VIP Index 500 Portfolio (Service Class) Sub-Account (FM7)	777	138,888	287,758	287,758	287,758
Fidelity VIP Mid Cap Portfolio (Service Class 2) Sub-Account (F41)	2,325	71,787	86,700	86,700	86,700
Fidelity VIP Government Money Market Portfolio (Service Class) Sub-Account (FM8)	10,483	10,483	10,483	10,483	10,483
Fidelity VIP Overseas Portfolio (Service Class) Sub-Account (F23)	5,310	101,491	140,187	140,187	140,187
First Eagle Overseas Variable Fund Sub-Account (FE3)	663	17,593	16,952	16,952	16,952
Franklin Templeton Foreign VIP Fund Class 2 Sub-Account (T20)	5,695	77,114	75,629	75,629	75,629
Franklin Templeton Growth VIP Fund Class 2 Sub-Account (F56) [1]	-	-	-	-	-
Franklin Templeton Mutual Shares VIP Fund Class 2 Sub-Account (F54)	653	12,256	10,842	10,842	10,842
Franklin Templeton Small Cap Value VIP Fund Class 2 Sub-Account (F53)	2,512	41,715	36,417	36,417	36,417
Franklin Templeton Strategic Income VIP Fund Class 2 Sub-Account (T28)	771	9,153	7,988	7,988	7,988
Goldman Sachs VIT Mid Cap Value Fund I Sub-Account (G32)	4	66	76	76	76
Goldman Sachs VIT U.S Equity Insights Fund I Class Sub-Account (G31)	692	12,135	13,891	13,891	13,891
Invesco V.I. Growth and Income Fund Series I Sub-Account (IB1)	147	2,924	2,746	2,746	2,746
Invesco V.I. International Growth Fund I Sub-Account (A21)	1,727	63,890	73,442	73,442	73,442
M Capital Appreciation Fund Sub-Account (MB0)	1,078	28,189	31,015	31,015	31,015
M International Equity Fund Sub-Account (MB1)	1,991	23,892	26,541	26,541	26,541
M Large Cap Growth Value Fund Sub-Account (MB5)	1,788	44,870	59,853	59,853	59,853
M Large Cap Value Fund Sub-Account (MA9)	2,766	34,636	33,250	33,250	33,250
MFS U.S. Government Money Market Portfolio Initial Class Sub-Account (MD8)	81,285	81,285	81,285	81,285	81,285
MFS VIT Total Return Series Service Class Sub-Account (M35)	938	20,784	23,917	23,917	23,917
MFS VIT I Growth Series Initial Class Sub-Account (M31)	721	38,612	53,243	53,243	53,243
MFS VIT I Mid Cap Growth Series Initial Class Sub-Account (MF1)	8,322	74,634	105,188	105,188	105,188
MFS VIT I New Discovery Series Initial Class Sub-Account (M05)	400	7,453	10,772	10,772	10,772
MFS VIT I Total Return Bond Series Initial Class Sub-Account (M06)	11,984	155,955	169,223	169,223	169,223
MFS VIT I Research Series Initial Class Sub-Account (M33)	1,234	33,969	40,548	40,548	40,548
MFS VIT I Utilities Series Initial Class Sub-Account (M44)	67	2,076	2,364	2,364	2,364
MFS VIT I Utilities Series Service Class Sub-Account (M40)	516	17,973	17,870	17,870	17,870
MFS VIT I Value Series Initial Class Sub-Account (M83)	3,751	69,201	76,515	76,515	76,515
MFS VIT I Value Series Service Class Sub-Account (M08)	6,375	118,322	127,229	127,229	127,229
MFS VIT II Blended Research Core Equity Portfolio I Class Sub-Account (MB6)	82	3,702	4,675	4,675	4,675
MFS VIT II Corporate Bond Portfolio S Class Sub-Account (MA0)	3,893	46,478	48,822	48,822	48,822
MFS VIT II Emerging Markets Equity Portfolio S Class Sub-Account (MA1)	234	3,217	3,974	3,974	3,974
MFS VIT II Government Securities Portfolio I Class Sub-Account (M96)	1,223	14,643	15,729	15,729	15,729

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D
(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2020

		Assets

	Shares	Cost	Investments at fair value	Total Assets	Net Assets
MFS VIT II High Yield Portfolio I Class Sub-Account (MA6)	10,027	$56,304	$56,951	$56,951	$56,951
MFS VIT II International Growth Portfolio I Class Sub-Account (M97)	771	10,684	12,399	12,399	12,399
MFS VIT II International Growth Portfolio S Class Sub-Account (MD5)	2,367	31,949	37,635	37,635	37,635
MFS VIT II Research International Portfolio S Class Sub-Account (ME3)	42	591	751	751	751
MFS VIT III Blended Research Small Cap Equity Portfolio Initial Class Sub-Account (MB8)	2,587	29,309	28,229	28,229	28,229
MFS VIT III Global Real Estate Portfolio Initial Class Sub-Account (MF6)	3,384	47,320	50,686	50,686	50,686
MFS VIT III Growth Allocation Portfolio Initial Class Sub-Account (MF8)	75,670	851,986	936,790	936,790	936,790
MFS VIT III Inflation Adjusted Bond Portfolio Initial Class Sub-Account (MG0)	2,205	23,994	26,593	26,593	26,593
MFS VIT III Limited Maturity Portfolio Initial Class Sub-Account (MF2)	36,133	370,902	377,593	377,593	377,593
MFS VIT III Mid Cap Value Portfolio Initial Class Sub-Account (MG3)	6,951	56,758	59,704	59,704	59,704
MFS VIT III Moderate Allocation Portfolio Initial Class Sub-Account (MG5)	27,198	341,975	376,969	376,969	376,969
MFS VIT III New Discovery Value Portfolio Initial Class Sub-Account (ME0)	1,633	14,838	14,322	14,322	14,322

Morgan Stanley Variable Insurance Fund, Inc. Discovery Portfolio Class II Sub-Account (V43)	1,397	35,451	39,666	39,666	39,666
Invesco Oppenheimer V.I. Capital Appreciation Fund, Series I Sub-Account (O01)	250	13,380	17,558	17,558	17,558
Invesco Oppenheimer V.I. Global Fund, Series II Sub-Account (O20)	845	32,947	43,419	43,419	43,419
PIMCO VIT CommodityRealReturnTM Strategy Portfolio Admin Class Sub-Account (P10)	2,162	13,661	13,082	13,082	13,082
PIMCO VIT Emerging Markets Bond Portfolio Admin Class Sub-Account (PK8)	9,437	125,462	126,822	126,822	126,822
PIMCO VIT Global Managed Asset Allocation Portfolio Administrative Class Sub-Account (PK9)	2,469	29,981	32,466	32,466	32,466
PIMCO VIT Real Return Portfolio Admin Class Sub-Account (P06)	1,987	24,785	27,656	27,656	27,656
PIMCO VIT Total Return Portfolio Admin Class Sub-Account (P07)	4,577	49,208	53,046	53,046	53,046
T. Rowe Price Blue Chip Growth Portfolio Sub-Account (307)	6,303	181,648	319,611	319,611	319,611

1This Sub-Account is active but had zero balance as of December 31, 2020.

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D
(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2020

	Total Units	Net Assets
A71	3,498	$108,587
A54	1,118	67,675
302	887	37,108
B18	2,854	70,176
C60	1,583	37,292
D37	586	35,290
D55	445	27,846
S61	293	10,557
D18	3,462	133,254
FD7	6,990	264,137
F24	1,462	59,058
F29	2,179	133,490
F21	90	4,244
F26	4,174	137,734
FM7	7,071	287,758
F41	3,005	86,700
FM8	807	10,483
F23	5,293	140,187
FE3	903	16,952
T20	2,648	75,629
F56	-	-
F54	642	10,842
F53	1,348	36,417
T28	449	7,988
G32	2	76
G31	371	13,891
IB1	78	2,746
A21	2,142	73,442
MB0	930	31,015
MB1	2,422	26,541
MB5	1,548	59,853

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D
(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2020

	Total Units	Net Assets
MA9	1,734	$33,250
MD8	7,857	81,285
M35	1,368	23,917
M31	1,281	53,243
MF1	2,519	105,188
M05	281	10,772
M06	12,568	169,223
M33	1,344	40,548
M44	157	2,364
M40	1,219	17,870
M83	3,063	76,515
M08	7,455	127,229
MB6	122	4,675
MA0	2,259	48,822
MA1	219	3,974
M96	718	15,729
MA6	1,726	56,951
M97	405	12,399
MD5	1,269	37,635
ME3	53	751
MB8	706	28,229
MF6	1,050	50,686
MF8	26,618	936,790
MG0	1,616	26,593
MF2	28,673	377,593
MG3	1,958	59,704
MG5	12,751	376,969
ME0	396	14,322
V43	342	39,666
O01	366	17,558
O20	1,214	43,419
P10	2,243	13,082
PK8	3,405	126,822
PK9	1,972	32,466
P06	1,192	27,656
P07	2,133	53,046
307	4,412	319,611

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D
(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2020

	A71 Sub-Account	A54 Sub-Account	302 Sub-Account
Income:
Dividend income	$1,397	$-	$450

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(3,114)	1,142	171
Realized gain distributions	5,728	7,330	854
Net realized gains (losses)	2,614	8,472	1,025

Net change in unrealized appreciation (depreciation)	(3,283)	18,453	2,901

Net realized and change in unrealized gains (losses)	(669)	26,925	3,926

Net increase (decrease) in net assets from operations	$728	$26,925	$4,376

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D
(A Separate Account of Delaware Life Insurance Company of New York)
STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2020

	B18 Sub-Account	C60 Sub-Account	D37 Sub-Account
Income:
Dividend income	$802	$-	$162

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	4,300	1,050	(151)
Realized gain distributions	3,914	-	693
Net realized gains (losses)	8,214	1,050	542

Net change in unrealized appreciation (depreciation)	3,561	8,618	2,606

Net realized and change in unrealized gains (losses)	11,775	9,668	3,148

Net increase (decrease) in net assets from operations	$12,577	$9,668	$3,310

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D
(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2020

	D55 Sub-Account	S61 Sub-Account	D18 Sub-Account
Income:
Dividend income	$222	$124	$966

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	835	(28)	6,627
Realized gain distributions	2,527	722	-
Net realized gains (losses)	3,362	694	6,627

Net change in unrealized appreciation (depreciation)	787	(899)	1,719

Net realized and change in unrealized gains (losses)	4,149	(205)	8,346

Net increase (decrease) in net assets from operations	$4,371	$(81)	$9,312

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D
(A Separate Account of Delaware Life Insurance Company of New York)
STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2020

	FD7 Sub-Account	F24 Sub-Account	F29 Sub-Account
Income:
Dividend income	$2,913	$38	$167

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	2,420	136	518
Realized gain distributions	3,304	260	572
Net realized gains (losses)	5,724	396	1,090

Net change in unrealized appreciation (depreciation)	39,680	13,135	29,839

Net realized and change in unrealized gains (losses)	45,404	13,531	30,929

Net increase (decrease) in net assets from operations	$48,317	$13,569	$31,096

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D
(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2020

	F21 Sub-Account	F26 Sub-Account	FM7 Sub-Account
Income:
Dividend income	$2	$1,884	$4,227

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	51	5,039	20,437
Realized gain distributions	306	410	863
Net realized gains (losses)	357	5,449	21,300

Net change in unrealized appreciation (depreciation)	928	13,831	20,475

Net realized and change in unrealized gains (losses)	1,285	19,280	41,775

Net increase (decrease) in net assets from operations	$1,287	$21,164	$46,002

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D
(A Separate Account of Delaware Life Insurance Company of New York)
STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2020

	F41 Sub-Account	FM8 Sub-Account	F23 Sub-Account
Income:
Dividend income	$285	$35	$429

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(560)	-	4,571
Realized gain distributions	-	-	570
Net realized gains (losses)	(560)	-	5,141

Net change in unrealized appreciation (depreciation)	13,354	-	13,730

Net realized and change in unrealized gains (losses)	12,794	-	18,871

Net increase (decrease) in net assets from operations	$13,079	$35	$19,300

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D
(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2020

	FE3 Sub-Account	T20 Sub-Account	F54 Sub-Account
Income:
Dividend income	$423	$2,362	$279

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(72)	(2,571)	(15)
Realized gain distributions	748	-	388
Net realized gains (losses)	676	(2,571)	373

Net change in unrealized appreciation (depreciation)	33	(217)	(967)

Net realized and change in unrealized gains (losses)	709	(2,788)	(594)

Net increase (decrease) in net assets from operations	$1,132	$(426)	$(315)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D
(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2020

	F53 Sub-Account	T28 Sub-Account	G32 Sub-Account
Income:
Dividend income	$447	$381	$-

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(457)	490	-
Realized gain distributions	1,902	-	1
Net realized gains (losses)	1,445	490	1

Net change in unrealized appreciation (depreciation)	(110)	(97)	5

Net realized and change in unrealized gains (losses)	1,335	393	6

Net increase (decrease) in net assets from operations	$1,782	$774	$6

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D
(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2020

	G31 Sub-Account	IB1 Sub-Account	A21 Sub-Account
Income:
Dividend income	$108	$55	$1,641

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	6	(43)	2,203
Realized gain distributions	542	40	1,581
Net realized gains (losses)	548	(3)	3,784

Net change in unrealized appreciation (depreciation)	1,451	59	2,224

Net realized and change in unrealized gains (losses)	1,999	56	6,008

Net increase (decrease) in net assets from operations	$2,107	$111	$7,649

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D
(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2020

	MB0 Sub-Account	MB1 Sub-Account	MB5 Sub-Account
Income:
Dividend income	$-	$382	$-

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(319)	50	840
Realized gain distributions	643	-	6,754
Net realized gains (losses)	324	50	7,594

Net change in unrealized appreciation (depreciation)	4,814	1,994	5,966

Net realized and change in unrealized gains (losses)	5,138	2,044	13,560

Net increase (decrease) in net assets from operations	$5,138	$2,426	$13,560

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D
(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2020

	MA9 Sub-Account	MD8 Sub-Account	M35 Sub-Account
Income:
Dividend income	$597	$124	$453

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	31	-	18
Realized gain distributions	346	-	589
Net realized gains (losses)	377	-	607

Net change in unrealized appreciation (depreciation)	(1,690)	-	1,014

Net realized and change in unrealized gains (losses)	(1,313)	-	1,621

Net increase (decrease) in net assets from operations	$(716)	$124	$2,074

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D
(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2020

	M31 Sub-Account	MF1 Sub-Account	M05 Sub-Account
Income:
Dividend income	$-	$-	$-

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	3,070	2,097	56
Realized gain distributions	3,163	6,467	735
Net realized gains (losses)	6,233	8,564	791

Net change in unrealized appreciation (depreciation)	7,580	20,626	2,479

Net realized and change in unrealized gains (losses)	13,813	29,190	3,270

Net increase (decrease) in net assets from operations	$13,813	$29,190	$3,270

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D
(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2020

	M06 Sub-Account	M33 Sub-Account	M44 Sub-Account
Income:
Dividend income	$5,646	$258	$54

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	536	277	7
Realized gain distributions	-	1,421	56
Net realized gains (losses)	536	1,698	63

Net change in unrealized appreciation (depreciation)	6,951	3,850	27

Net realized and change in unrealized gains (losses)	7,487	5,548	90

Net increase (decrease) in net assets from operations	$13,133	$5,806	$144

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D
(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2020

	M40 Sub-Account	M83 Sub-Account	M08 Sub-Account
Income:
Dividend income	$364	$1,088	$1,546

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	1,347	(261)	43
Realized gain distributions	430	3,050	5,197
Net realized gains (losses)	1,777	2,789	5,240

Net change in unrealized appreciation (depreciation)	(1,693)	(550)	(3,027)

Net realized and change in unrealized gains (losses)	84	2,239	2,213

Net increase (decrease) in net assets from operations	$448	$3,327	$3,759

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D
(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2020

	MB6 Sub-Account	MA0 Sub-Account	MA1 Sub-Account
Income:
Dividend income	$68	$1,541	$113

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	54	3,176	181
Realized gain distributions	215	133	213
Net realized gains (losses)	269	3,309	394

Net change in unrealized appreciation (depreciation)	320	(706)	(258)

Net realized and change in unrealized gains (losses)	589	2,603	136

Net increase (decrease) in net assets from operations	$657	$4,144	$249

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D
(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2020

	M96 Sub-Account	MA6 Sub-Account	M97 Sub-Account
Income:
Dividend income	$565	$3,431	$174

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	257	(1,020)	(373)
Realized gain distributions	-	-	159
Net realized gains (losses)	257	(1,020)	(214)

Net change in unrealized appreciation (depreciation)	420	318	1,594

Net realized and change in unrealized gains (losses)	677	(702)	1,380

Net increase (decrease) in net assets from operations	$1,242	$2,729	$1,554

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D
(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2020

	MD5 Sub-Account	ME3 Sub-Account	MB8 Sub-Account
Income:
Dividend income	$411	$12	$215

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	145	-	(1,121)
Realized gain distributions	433	23	1,954
Net realized gains (losses)	578	23	833

Net change in unrealized appreciation (depreciation)	4,172	48	(1,034)

Net realized and change in unrealized gains (losses)	4,750	71	(201)

Net increase (decrease) in net assets from operations	$5,161	$83	$14

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D
(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2020

	MF6 Sub-Account	MF8 Sub-Account	MG0 Sub-Account
Income:
Dividend income	$2,390	$17,336	$117

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	747	242	1,705
Realized gain distributions	1,278	72,159	328
Net realized gains (losses)	2,025	72,401	2,033

Net change in unrealized appreciation (depreciation)	(4,024)	37,748	1,141

Net realized and change in unrealized gains (losses)	(1,999)	110,149	3,174

Net increase (decrease) in net assets from operations	$391	$127,485	$3,291

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D
(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2020

	MF2 Sub-Account	MG3 Sub-Account	MG5 Sub-Account
Income:
Dividend income	$12,335	$644	$8,074

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	1,411	(48)	2,825
Realized gain distributions	-	2,182	21,415
Net realized gains (losses)	1,411	2,134	24,240

Net change in unrealized appreciation (depreciation)	2,320	(915)	14,343

Net realized and change in unrealized gains (losses)	3,731	1,219	38,583

Net increase (decrease) in net assets from operations	$16,066	$1,863	$46,657

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D
(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2020

	ME0	V43	O01
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$139	$-	$-

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(2,003)	66	60
Realized gain distributions	1,165	-	2,231
Net realized gains (losses)	(838)	66	2,291

Net change in unrealized appreciation (depreciation)	181	4,215	2,457

Net realized and change in unrealized gains (losses)	(657)	4,281	4,748

Net increase (decrease) in net assets from operations	$(518)	$4,281	$4,748

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D
(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2020

	O20	P10	PK8
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$159	$735	$5,656

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	429	386	789
Realized gain distributions	1,320	-	-
Net realized gains (losses)	1,749	386	789

Net change in unrealized appreciation (depreciation)	7,339	(1,306)	1,749

Net realized and change in unrealized gains (losses)	9,088	(920)	2,538

Net increase (decrease) in net assets from operations	$9,247	$(185)	$8,194

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D
(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2020

	PK9	P06	P07
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$2,235	$387	$1,251

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(75)	70	758
Realized gain distributions	555	-	678
Net realized gains (losses)	480	70	1,436

Net change in unrealized appreciation (depreciation)	2,120	2,581	2,222

Net realized and change in unrealized gains (losses)	2,600	2,651	3,658

Net increase (decrease) in net assets from operations	$4,835	$3,038	$4,909

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D
(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2020

307
Sub-Account
Income:
Dividend income	$-

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	6,661
Realized gain distributions	9,971
Net realized gains (losses)	16,632

Net change in unrealized appreciation (depreciation)	49,530

Net realized and change in unrealized gains (losses)	66,162

Net increase (decrease) in net assets from operations	$66,162

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D
(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	A71 Sub-Account		A54 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019
Operations:
Net investment income (loss)	$1,397	$1,185	$-	$-
Net realized gains (losses)	2,614	16,091	8,472	5,488
Net change in unrealized appreciation (depreciation)	(3,283)	15,051	18,453	4,965
Increase (decrease) in net assets from operations	728	32,327	26,925	10,453

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	2,576	2,809	90	90
Transfers between Sub-Accounts (including the Fixed Account), net	(7,698)	(1,330)	-	-
Withdrawals, surrenders, annuitizations and contract charges	(414)	(123,281)	(107)	(92)
Mortality and expense risk charges	-	-	-	-
Cost of insurance and administrative expense charges	(9,319)	(8,533)	(2,538)	(2,037)
Net increase/decrease from Contract Owner Transactions	(14,855)	(130,335)	(2,555)	(2,039)

Total increase (decrease) in net assets	(14,127)	(98,008)	24,370	8,414

Net assets at beginning of year	122,714	220,722	43,305	34,891
Net assets at end of year	$108,587	$122,714	$67,675	$43,305

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	302 Sub-Account		B18 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019
Operations:
Net investment income (loss)	$450	$515	$802	$765
Net realized gains (losses)	1,025	3,044	8,214	2,331
Net change in unrealized appreciation (depreciation)	2,901	3,350	3,561	9,070
Increase (decrease) in net assets from operations	4,376	6,909	12,577	12,166

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	-	-	-	507
Transfers between Sub-Accounts (including the Fixed Account), net	41	6,360	(424)	(1,754)
Withdrawals, surrenders, annuitizations and contract charges	-	(2)	(9)	(6,417)
Mortality and expense risk charges	(65)	(60)	(112)	(115)
Cost of insurance and administrative expense charges	(352)	(330)	(3,801)	(3,655)
Net increase/decrease from Contract Owner Transactions	(376)	5,968	(4,346)	(11,434)

Total increase (decrease) in net assets	4,000	12,877	8,231	732

Net assets at beginning of year	33,108	20,231	61,945	61,213
Net assets at end of year	$37,108	$33,108	$70,176	$61,945

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	C60 Sub-Account		D37 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019
Operations:
Net investment income (loss)	$-	$-	$162	$187
Net realized gains (losses)	1,050	327	542	1,788
Net change in unrealized appreciation (depreciation)	8,618	7,283	2,606	6,389
Increase (decrease) in net assets from operations	9,668	7,610	3,310	8,364

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,002	1,016	-	152
Transfers between Sub-Accounts (including the Fixed Account), net	(1,563)	(19)	-	-
Withdrawals, surrenders, annuitizations and contract charges	(29)	(25)	(47)	(2,767)
Mortality and expense risk charges	-	-	-	-
Cost of insurance and administrative expense charges	(739)	(624)	(1,468)	(1,539)
Net increase/decrease from Contract Owner Transactions	(1,329)	348	(1,515)	(4,154)

Total increase (decrease) in net assets	8,339	7,958	1,795	4,210

Net assets at beginning of year	28,953	20,995	33,495	29,285
Net assets at end of year	$37,292	$28,953	$35,290	$33,495

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	D55 Sub-Account		S61 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019
Operations:
Net investment income (loss)	$222	$197	$124	$71
Net realized gains (losses)	3,362	2,368	694	719
Net change in unrealized appreciation (depreciation)	787	2,893	(899)	1,099
Increase (decrease) in net assets from operations	4,371	5,458	(81)	1,889

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	452	507	255	238
Transfers between Sub-Accounts (including the Fixed Account), net	(3,377)	-	-	-
Withdrawals, surrenders, annuitizations and contract charges	(131)	(150)	(33)	(40)
Mortality and expense risk charges	-	-	-	-
Cost of insurance and administrative expense charges	(666)	(669)	(228)	(245)
Net increase/decrease from Contract Owner Transactions	(3,722)	(312)	(6)	(47)

Total increase (decrease) in net assets	649	5,146	(87)	1,842

Net assets at beginning of year	27,197	22,051	10,644	8,802
Net assets at end of year	$27,846	$27,197	$10,557	$10,644

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	D18 Sub-Account		FD7 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019
Operations:
Net investment income (loss)	$966	$814	$2,913	$3,349
Net realized gains (losses)	6,627	11,680	5,724	11,445
Net change in unrealized appreciation (depreciation)	1,719	10,470	39,680	30,928
Increase (decrease) in net assets from operations	9,312	22,964	48,317	45,722

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	3,472	3,766	1,501	1,501
Transfers between Sub-Accounts (including the Fixed Account), net	(9,160)	(1)	2	2
Withdrawals, surrenders, annuitizations and contract charges	(488)	(4,820)	(530)	(1,930)
Mortality and expense risk charges	-	-	(449)	(416)
Cost of insurance and administrative expense charges	(3,184)	(3,263)	(12,664)	(11,323)
Net increase/decrease from Contract Owner Transactions	(9,360)	(4,318)	(12,140)	(12,166)

Total increase (decrease) in net assets	(48)	18,646	36,177	33,556

Net assets at beginning of year	133,302	114,656	227,960	194,404
Net assets at end of year	$133,254	$133,302	$264,137	$227,960

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	F24 Sub-Account		F29 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019
Operations:
Net investment income (loss)	$38	$91	$167	$371
Net realized gains (losses)	396	4,609	1,090	24,920
Net change in unrealized appreciation (depreciation)	13,135	6,325	29,839	6,806
Increase (decrease) in net assets from operations	13,569	11,025	31,096	32,097

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	-	-	1,447	3,372
Transfers between Sub-Accounts (including the Fixed Account), net	201	7,806	(339)	(405)
Withdrawals, surrenders, annuitizations and contract charges	(1)	(2)	(316)	(39,008)
Mortality and expense risk charges	(101)	(83)	-	-
Cost of insurance and administrative expense charges	(546)	(454)	(2,006)	(2,193)
Net increase/decrease from Contract Owner Transactions	(447)	7,267	(1,214)	(38,234)

Total increase (decrease) in net assets	13,122	18,292	29,882	(6,137)

Net assets at beginning of year	45,936	27,644	103,608	109,745
Net assets at end of year	$59,058	$45,936	$133,490	$103,608

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D
(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	F21 Sub-Account		F26 Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Operations:
Net investment income (loss)	$2	$4	$1,884	$2,001
Net realized gains (losses)	357	181	5,449	4,610
Net change in unrealized appreciation (depreciation)	928	535	13,831	22,677
Increase (decrease) in net assets from operations	1,287	720	21,164	29,288

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	194	178	3,309	3,354
Transfers between Sub-Accounts (including the Fixed Account), net	-	-	(2,356)	12,596
Withdrawals, surrenders, annuitizations and contract charges	(25)	(22)	(108)	(102)
Mortality and expense risk charges	-	-	(62)	(58)
Cost of insurance and administrative expense charges	(92)	(72)	(11,191)	(9,707)
Net increase/decrease from Contract Owner Transactions	77	84	(10,408)	6,083

Total increase (decrease) in net assets	1,364	804	10,756	35,371

Net assets at beginning of year	2,880	2,076	126,978	91,607
Net assets at end of year	$4,244	$2,880	$137,734	$126,978

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D
(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	FM7 Sub-Account		F41 Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Operations:
Net investment income (loss)	$4,227	$4,574	$285	$493
Net realized gains (losses)	21,300	12,413	(560)	7,130
Net change in unrealized appreciation (depreciation)	20,475	47,901	13,354	6,793
Increase (decrease) in net assets from operations	46,002	64,888	13,079	14,416

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	4,943	5,390	1,025	1,039
Transfers between Sub-Accounts (including the Fixed Account), net	(21,343)	(25)	(582)	14,577
Withdrawals, surrenders, annuitizations and contract charges	(1,103)	(8,325)	(29)	(30)
Mortality and expense risk charges	-	-	(83)	(86)
Cost of insurance and administrative expense charges	(7,028)	(6,192)	(4,194)	(4,044)
Net increase/decrease from Contract Owner Transactions	(24,531)	(9,152)	(3,863)	11,456

Total increase (decrease) in net assets	21,471	55,736	9,216	25,872

Net assets at beginning of year	266,287	210,551	77,484	51,612
Net assets at end of year	$287,758	$266,287	$86,700	$77,484

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D
(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	FM8 Sub-Account		F23 Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Operations:
Net investment income (loss)	$35	$233	$429	$2,014
Net realized gains (losses)	-	-	5,141	6,064
Net change in unrealized appreciation (depreciation)	-	-	13,730	20,912
Increase (decrease) in net assets from operations	35	233	19,300	28,990

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	577	626	3,814	4,198
Transfers between Sub-Accounts (including the Fixed Account), net	(2,223)	7	(10,529)	244
Withdrawals, surrenders, annuitizations and contract charges	(43)	(52)	(583)	(4,618)
Mortality and expense risk charges	-	-	-	-
Cost of insurance and administrative expense charges	(354)	(335)	(3,332)	(3,016)
Net increase/decrease from Contract Owner Transactions	(2,043)	246	(10,630)	(3,192)

Total increase (decrease) in net assets	(2,008)	479	8,670	25,798

Net assets at beginning of year	12,491	12,012	131,517	105,719
Net assets at end of year	$10,483	$12,491	$140,187	$131,517

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D
(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	FE3 Sub-Account		T20 Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Operations:
Net investment income (loss)	$423	$46	$2,362	$1,524
Net realized gains (losses)	676	421	(2,571)	(3,922)
Net change in unrealized appreciation (depreciation)	33	1,742	(217)	11,610
Increase (decrease) in net assets from operations	1,132	2,209	(426)	9,212

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	745	756	5,498	6,968
Transfers between Sub-Accounts (including the Fixed Account), net	503	(109)	(3,945)	160
Withdrawals, surrenders, annuitizations and contract charges	(10)	(10)	(448)	(15,713)
Mortality and expense risk charges	-	-	-	-
Cost of insurance and administrative expense charges	(457)	(392)	(2,905)	(3,174)
Net increase/decrease from Contract Owner Transactions	781	245	(1,800)	(11,759)

Total increase (decrease) in net assets	1,913	2,454	(2,226)	(2,547)

Net assets at beginning of year	15,039	12,585	77,855	80,402
Net assets at end of year	$16,952	$15,039	$75,629	$77,855

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D
(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	F56 Sub-Account		F54 Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Operations:
Net investment income (loss)	$-	$510	$279	$183
Net realized gains (losses)	-	(643)	373	1,026
Net change in unrealized appreciation (depreciation)	-	1,753	(967)	779
Increase (decrease) in net assets from operations	-	1,620	(315)	1,988

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	-	1,421	-	-
Transfers between Sub-Accounts (including the Fixed Account), net	-	2,691	1,114	348
Withdrawals, surrenders, annuitizations and contract charges	-	(20,546)	(14)	(15)
Mortality and expense risk charges	-	-	-	-
Cost of insurance and administrative expense charges	-	(222)	(583)	(509)
Net increase/decrease from Contract Owner Transactions	-	(16,656)	517	(176)

Total increase (decrease) in net assets	-	(15,036)	202	1,812

Net assets at beginning of year	-	15,036	10,640	8,828
Net assets at end of year	$-	$-	$10,842	$10,640

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	F53 Sub-Account		T28 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019
Operations:
Net investment income (loss)	$447	$332	$381	$387
Net realized gains (losses)	1,445	4,976	490	1,922
Net change in unrealized appreciation (depreciation)	(110)	1,893	(97)	214
Increase (decrease) in net assets from operations	1,782	7,201	774	2,523

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,025	1,039	-	-
Transfers between Sub-Accounts (including the Fixed Account), net	-	(9)	(511)	(1,797)
Withdrawals, surrenders, annuitizations and contract charges	(7)	(8)	(11)	(12)
Mortality and expense risk charges	(33)	(37)	-	(16)
Cost of insurance and administrative expense charges	(866)	(988)	(72)	(191)
Net increase/decrease from Contract Owner Transactions	119	(3)	(594)	(2,016)

Total increase (decrease) in net assets	1,901	7,198	180	507

Net assets at beginning of year	34,516	27,318	7,808	7,301
Net assets at end of year	$36,417	$34,516	$7,988	$7,808

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	G32 Sub-Account		G31 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019
Operations:
Net investment income (loss)	$-	$1	$108	$141
Net realized gains (losses)	1	3	548	408
Net change in unrealized appreciation (depreciation)	5	14	1,451	1,798
Increase (decrease) in net assets from operations	6	18	2,107	2,347

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	-	-	413	397
Transfers between Sub-Accounts (including the Fixed Account), net	-	-	-	-
Withdrawals, surrenders, annuitizations and contract charges	-	(1)	(56)	(54)
Mortality and expense risk charges	-	-	-	-
Cost of insurance and administrative expense charges	(2)	(2)	(288)	(261)
Net increase/decrease from Contract Owner Transactions	(2)	(3)	69	82

Total increase (decrease) in net assets	4	15	2,176	2,429

Net assets at beginning of year	72	57	11,715	9,286
Net assets at end of year	$76	$72	$13,891	$11,715

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	IB1 Sub-Account		A21 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019
Operations:
Net investment income (loss)	$55	$44	$1,641	$1,595
Net realized gains (losses)	(3)	246	3,784	7,526
Net change in unrealized appreciation (depreciation)	59	215	2,224	30,847
Increase (decrease) in net assets from operations	111	505	7,649	39,968

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	158	158	79	1,216
Transfers between Sub-Accounts (including the Fixed Account), net	-	-	-	(2,858)
Withdrawals, surrenders, annuitizations and contract charges	(11)	(11)	(151)	(265,028)
Mortality and expense risk charges	-	-	-	-
Cost of insurance and administrative expense charges	(65)	(64)	(21,589)	(19,380)
Net increase/decrease from Contract Owner Transactions	82	83	(21,661)	(286,050)

Total increase (decrease) in net assets	193	588	(14,012)	(246,082)

Net assets at beginning of year	2,553	1,965	87,454	333,536
Net assets at end of year	$2,746	$2,553	$73,442	$87,454

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	MB0 Sub-Account		MB1 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019
Operations:
Net investment income (loss)	$-	$78	$382	$607
Net realized gains (losses)	324	1,967	50	29
Net change in unrealized appreciation (depreciation)	4,814	3,577	1,994	3,173
Increase (decrease) in net assets from operations	5,138	5,622	2,426	3,809

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,025	1,039	1,235	1,252
Transfers between Sub-Accounts (including the Fixed Account), net	(189)	502	434	635
Withdrawals, surrenders, annuitizations and contract charges	(21)	(21)	(15)	(14)
Mortality and expense risk charges	-	-	-	-
Cost of insurance and administrative expense charges	(608)	(519)	(683)	(586)
Net increase/decrease from Contract Owner Transactions	207	1,001	971	1,287

Total increase (decrease) in net assets	5,345	6,623	3,397	5,096

Net assets at beginning of year	25,670	19,047	23,144	18,048
Net assets at end of year	$31,015	$25,670	$26,541	$23,144

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	MB5 Sub-Account		MA9 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019
Operations:
Net investment income (loss)	$-	$-	$597	$538
Net realized gains (losses)	7,594	2,998	377	1,067
Net change in unrealized appreciation (depreciation)	5,966	9,448	(1,690)	4,013
Increase (decrease) in net assets from operations	13,560	12,446	(716)	5,618

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,818	1,842	1,305	1,323
Transfers between Sub-Accounts (including the Fixed Account), net	(1,803)	(440)	1,222	709
Withdrawals, surrenders, annuitizations and contract charges	(46)	(39)	(29)	(31)
Mortality and expense risk charges	-	-	-	-
Cost of insurance and administrative expense charges	(862)	(734)	(827)	(722)
Net increase/decrease from Contract Owner Transactions	(893)	629	1,671	1,279

Total increase (decrease) in net assets	12,667	13,075	955	6,897

Net assets at beginning of year	47,186	34,111	32,295	25,398
Net assets at end of year	$59,853	$47,186	$33,250	$32,295

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	MD8 Sub-Account		M35 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019
Operations:
Net investment income (loss)	$124	$1,067	$453	$442
Net realized gains (losses)	-	-	607	580
Net change in unrealized appreciation (depreciation)	-	-	1,014	2,699
Increase (decrease) in net assets from operations	124	1,067	2,074	3,721

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	36,400	-	-	-
Transfers between Sub-Accounts (including the Fixed Account), net	(102)	(114,083)	-	-
Withdrawals, surrenders, annuitizations and contract charges	(3)	(3)	(32)	(33)
Mortality and expense risk charges	(122)	(127)	-	-
Cost of insurance and administrative expense charges	(13,358)	(15,880)	(204)	(180)
Net increase/decrease from Contract Owner Transactions	22,815	(130,093)	(236)	(213)

Total increase (decrease) in net assets	22,939	(129,026)	1,838	3,508

Net assets at beginning of year	58,346	187,372	22,079	18,571
Net assets at end of year	$81,285	$58,346	$23,917	$22,079

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	M31 Sub-Account		MF1 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019
Operations:
Net investment income (loss)	$-	$-	$-	$-
Net realized gains (losses)	6,233	47,321	8,564	11,369
Net change in unrealized appreciation (depreciation)	7,580	(18,686)	20,626	11,146
Increase (decrease) in net assets from operations	13,813	28,635	29,190	22,515

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	-	-	3,224	3,224
Transfers between Sub-Accounts (including the Fixed Account), net	-	(2,288)	-	-
Withdrawals, surrenders, annuitizations and contract charges	(43)	(187,126)	(530)	(465)
Mortality and expense risk charges	-	-	-	-
Cost of insurance and administrative expense charges	(10,622)	(9,387)	(5,314)	(4,562)
Net increase/decrease from Contract Owner Transactions	(10,665)	(198,801)	(2,620)	(1,803)

Total increase (decrease) in net assets	3,148	(170,166)	26,570	20,712

Net assets at beginning of year	50,095	220,261	78,618	57,906
Net assets at end of year	$53,243	$50,095	$105,188	$78,618

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	M05 Sub-Account		M06 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019
Operations:
Net investment income (loss)	$-	$-	$5,646	$6,612
Net realized gains (losses)	791	1,653	536	445
Net change in unrealized appreciation (depreciation)	2,479	1,156	6,951	11,310
Increase (decrease) in net assets from operations	3,270	2,809	13,133	18,367

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	481	152	941	3,783
Transfers between Sub-Accounts (including the Fixed Account), net	-	-	1,964	85,515
Withdrawals, surrenders, annuitizations and contract charges	(46)	(2,940)	(139)	(40,823)
Mortality and expense risk charges	-	-	(199)	(187)
Cost of insurance and administrative expense charges	(219)	(210)	(3,587)	(3,619)
Net increase/decrease from Contract Owner Transactions	216	(2,998)	(1,020)	44,669

Total increase (decrease) in net assets	3,486	(189)	12,113	63,036

Net assets at beginning of year	7,286	7,475	157,110	94,074
Net assets at end of year	$10,772	$7,286	$169,223	$157,110

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	M33 Sub-Account		M44 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019
Operations:
Net investment income (loss)	$258	$248	$54	$400
Net realized gains (losses)	1,698	3,489	63	424
Net change in unrealized appreciation (depreciation)	3,850	4,837	27	1,083
Increase (decrease) in net assets from operations	5,806	8,574	144	1,907

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,340	1,358	79	587
Transfers between Sub-Accounts (including the Fixed Account), net	(380)	(212)	-	-
Withdrawals, surrenders, annuitizations and contract charges	(55)	(53)	(12)	(8,289)
Mortality and expense risk charges	-	-	-	-
Cost of insurance and administrative expense charges	(756)	(654)	(59)	(129)
Net increase/decrease from Contract Owner Transactions	149	439	8	(7,831)

Total increase (decrease) in net assets	5,955	9,013	152	(5,924)

Net assets at beginning of year	34,593	25,580	2,212	8,136
Net assets at end of year	$40,548	$34,593	$2,364	$2,212

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	M40 Sub-Account		M83 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019
Operations:
Net investment income (loss)	$364	$608	$1,088	$1,718
Net realized gains (losses)	1,777	56	2,789	3,758
Net change in unrealized appreciation (depreciation)	(1,693)	2,064	(550)	14,087
Increase (decrease) in net assets from operations	448	2,728	3,327	19,563

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	-	-	3,590	4,568
Transfers between Sub-Accounts (including the Fixed Account), net	496	11,386	-	(572)
Withdrawals, surrenders, annuitizations and contract charges	(7)	(5)	(385)	(14,515)
Mortality and expense risk charges	(25)	(22)	-	-
Cost of insurance and administrative expense charges	(171)	(145)	(2,863)	(3,038)
Net increase/decrease from Contract Owner Transactions	293	11,214	342	(13,557)

Total increase (decrease) in net assets	741	13,942	3,669	6,006

Net assets at beginning of year	17,129	3,187	72,846	66,840
Net assets at end of year	$17,870	$17,129	$76,515	$72,846

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	M08 Sub-Account		MB6 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019
Operations:
Net investment income (loss)	$1,546	$2,214	$68	$54
Net realized gains (losses)	5,240	5,488	269	326
Net change in unrealized appreciation (depreciation)	(3,027)	21,410	320	519
Increase (decrease) in net assets from operations	3,759	29,112	657	899

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,282	1,299	158	158
Transfers between Sub-Accounts (including the Fixed Account), net	553	8,474	-	-
Withdrawals, surrenders, annuitizations and contract charges	(27)	(28)	(22)	(20)
Mortality and expense risk charges	(169)	(173)	-	-
Cost of insurance and administrative expense charges	(3,795)	(3,906)	(112)	(97)
Net increase/decrease from Contract Owner Transactions	(2,156)	5,666	24	41

Total increase (decrease) in net assets	1,603	34,778	681	940

Net assets at beginning of year	125,626	90,848	3,994	3,054
Net assets at end of year	$127,229	$125,626	$4,675	$3,994

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	MA0 Sub-Account		MA1 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019
Operations:
Net investment income (loss)	$1,541	$1,552	$113	$12
Net realized gains (losses)	3,309	24	394	309
Net change in unrealized appreciation (depreciation)	(706)	3,050	(258)	547
Increase (decrease) in net assets from operations	4,144	4,626	249	868

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	-	-	-	-
Transfers between Sub-Accounts (including the Fixed Account), net	456	40,665	(117)	1,611
Withdrawals, surrenders, annuitizations and contract charges	-	-	-	1
Mortality and expense risk charges	(93)	(76)	(7)	(5)
Cost of insurance and administrative expense charges	(505)	(395)	(1,091)	(1,076)
Net increase/decrease from Contract Owner Transactions	(142)	40,194	(1,215)	531

Total increase (decrease) in net assets	4,002	44,820	(966)	1,399

Net assets at beginning of year	44,820	-	4,940	3,541
Net assets at end of year	$48,822	$44,820	$3,974	$4,940

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	M96 Sub-Account		MA6 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019
Operations:
Net investment income (loss)	$565	$626	$3,431	$4,192
Net realized gains (losses)	257	(8,917)	(1,020)	(6,890)
Net change in unrealized appreciation (depreciation)	420	9,318	318	14,355
Increase (decrease) in net assets from operations	1,242	1,027	2,729	11,657

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	591	646	1,074	1,885
Transfers between Sub-Accounts (including the Fixed Account), net	(2,559)	211	(5,821)	(328)
Withdrawals, surrenders, annuitizations and contract charges	(61)	(124,125)	(155)	(59,915)
Mortality and expense risk charges	-	-	-	-
Cost of insurance and administrative expense charges	(3,558)	(3,143)	(5,690)	(5,259)
Net increase/decrease from Contract Owner Transactions	(5,587)	(126,411)	(10,592)	(63,617)

Total increase (decrease) in net assets	(4,345)	(125,384)	(7,863)	(51,960)

Net assets at beginning of year	20,074	145,458	64,814	116,774
Net assets at end of year	$15,729	$20,074	$56,951	$64,814

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	M97 Sub-Account		MD5 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019
Operations:
Net investment income (loss)	$174	$185	$411	$292
Net realized gains (losses)	(214)	4,256	578	3,323
Net change in unrealized appreciation (depreciation)	1,594	2,224	4,172	3,161
Increase (decrease) in net assets from operations	1,554	6,665	5,161	6,776

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	-	-	1,491	1,512
Transfers between Sub-Accounts (including the Fixed Account), net	-	(672)	(292)	(172)
Withdrawals, surrenders, annuitizations and contract charges	(17)	(63,546)	(23)	(23)
Mortality and expense risk charges	-	-	-	-
Cost of insurance and administrative expense charges	(4,374)	(3,865)	(710)	(611)
Net increase/decrease from Contract Owner Transactions	(4,391)	(68,083)	466	706

Total increase (decrease) in net assets	(2,837)	(61,418)	5,627	7,482

Net assets at beginning of year	15,236	76,654	32,008	24,526
Net assets at end of year	$12,399	$15,236	$37,635	$32,008

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	ME3 Sub-Account		MB8 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019
Operations:
Net investment income (loss)	$12	$8	$215	$208
Net realized gains (losses)	23	28	833	4,230
Net change in unrealized appreciation (depreciation)	48	126	(1,034)	3,167
Increase (decrease) in net assets from operations	83	162	14	7,605

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	-	-	698	1,043
Transfers between Sub-Accounts (including the Fixed Account), net	-	-	(355)	5,525
Withdrawals, surrenders, annuitizations and contract charges	(13)	(13)	(66)	(6,103)
Mortality and expense risk charges	-	-	(24)	(27)
Cost of insurance and administrative expense charges	(44)	(40)	(3,739)	(3,972)
Net increase/decrease from Contract Owner Transactions	(57)	(53)	(3,486)	(3,534)

Total increase (decrease) in net assets	26	109	(3,472)	4,071

Net assets at beginning of year	725	616	31,701	27,630
Net assets at end of year	$751	$725	$28,229	$31,701

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	MF6 Sub-Account		MF8 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019
Operations:
Net investment income (loss)	$2,390	$2,142	$17,336	$17,720
Net realized gains (losses)	2,025	3,038	72,401	73,743
Net change in unrealized appreciation (depreciation)	(4,024)	8,203	37,748	87,388
Increase (decrease) in net assets from operations	391	13,383	127,485	178,851

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,755	1,902	-	-
Transfers between Sub-Accounts (including the Fixed Account), net	(4,341)	824	1	-
Withdrawals, surrenders, annuitizations and contract charges	(214)	(9,415)	-	-
Mortality and expense risk charges	(7)	(5)	(411)	(1,393)
Cost of insurance and administrative expense charges	(2,031)	(2,108)	(18,651)	(19,617)
Net increase/decrease from Contract Owner Transactions	(4,838)	(8,802)	(19,061)	(21,010)

Total increase (decrease) in net assets	(4,447)	4,581	108,424	157,841

Net assets at beginning of year	55,133	50,552	828,366	670,525
Net assets at end of year	$50,686	$55,133	$936,790	$828,366

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	MG0 Sub-Account		MF2 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019
Operations:
Net investment income (loss)	$117	$892	$12,335	$10,051
Net realized gains (losses)	2,033	1,048	1,411	128
Net change in unrealized appreciation (depreciation)	1,141	2,453	2,320	7,995
Increase (decrease) in net assets from operations	3,291	4,393	16,066	18,174

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	-	2,132	3,683	42,267
Transfers between Sub-Accounts (including the Fixed Account), net	(101)	22,322	(14,181)	73,421
Withdrawals, surrenders, annuitizations and contract charges	(1)	(30,160)	(348)	(26,774)
Mortality and expense risk charges	(49)	(52)	(549)	(463)
Cost of insurance and administrative expense charges	(270)	(635)	(14,210)	(12,676)
Net increase/decrease from Contract Owner Transactions	(421)	(6,393)	(25,605)	75,775

Total increase (decrease) in net assets	2,870	(2,000)	(9,539)	93,949

Net assets at beginning of year	23,723	25,723	387,132	293,183
Net assets at end of year	$26,593	$23,723	$377,593	$387,132

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	MG3 Sub-Account		MG5 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019
Operations:
Net investment income (loss)	$644	$806	$8,074	$8,064
Net realized gains (losses)	2,134	5,467	24,240	21,881
Net change in unrealized appreciation (depreciation)	(915)	9,723	14,343	29,968
Increase (decrease) in net assets from operations	1,863	15,996	46,657	59,913

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	138	564	-	-
Transfers between Sub-Accounts (including the Fixed Account), net	-	(31)	607	37,412
Withdrawals, surrenders, annuitizations and contract charges	(30)	(6,105)	(17)	(17)
Mortality and expense risk charges	(99)	(107)	(657)	(606)
Cost of insurance and administrative expense charges	(2,612)	(2,981)	(7,749)	(7,037)
Net increase/decrease from Contract Owner Transactions	(2,603)	(8,660)	(7,816)	29,752

Total increase (decrease) in net assets	(740)	7,336	38,841	89,665

Net assets at beginning of year	60,444	53,108	338,128	248,463
Net assets at end of year	$59,704	$60,444	$376,969	$338,128

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	ME0 Sub-Account		V43 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019
Operations:
Net investment income (loss)	$139	$187	$-	$-
Net realized gains (losses)	(838)	(3,617)	66	1,106
Net change in unrealized appreciation (depreciation)	181	16,311	4,215	168
Increase (decrease) in net assets from operations	(518)	12,881	4,281	1,274

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	-	284	-	284
Transfers between Sub-Accounts (including the Fixed Account), net	-	(785)	35,821	(1,015)
Withdrawals, surrenders, annuitizations and contract charges	(21)	(70,995)	(17)	(3,595)
Mortality and expense risk charges	-	-	-	-
Cost of insurance and administrative expense charges	(4,998)	(4,463)	(419)	(46)
Net increase/decrease from Contract Owner Transactions	(5,019)	(75,959)	35,385	(4,372)

Total increase (decrease) in net assets	(5,537)	(63,078)	39,666	(3,098)

Net assets at beginning of year	19,859	82,937	-	3,098
Net assets at end of year	$14,322	$19,859	$39,666	$-

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	O01 Sub-Account		O20 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019
Operations:
Net investment income (loss)	$-	$7	$159	$199
Net realized gains (losses)	2,291	1,113	1,749	4,500
Net change in unrealized appreciation (depreciation)	2,457	2,296	7,339	3,636
Increase (decrease) in net assets from operations	4,748	3,416	9,247	8,335

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	354	338	-	-
Transfers between Sub-Accounts (including the Fixed Account), net	-	-	80	8,744
Withdrawals, surrenders, annuitizations and contract charges	(50)	(44)	-	(1)
Mortality and expense risk charges	-	-	(70)	(63)
Cost of insurance and administrative expense charges	(343)	(274)	(377)	(340)
Net increase/decrease from Contract Owner Transactions	(39)	20	(367)	8,340

Total increase (decrease) in net assets	4,709	3,436	8,880	16,675

Net assets at beginning of year	12,849	9,413	34,539	17,864
Net assets at end of year	$17,558	$12,849	$43,419	$34,539

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	P10 Sub-Account		PK8 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019
Operations:
Net investment income (loss)	$735	$575	$5,656	$5,726
Net realized gains (losses)	386	458	789	66
Net change in unrealized appreciation (depreciation)	(1,306)	913	1,749	12,454
Increase (decrease) in net assets from operations	(185)	1,946	8,194	18,246

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	-	-	2,419	2,143
Transfers between Sub-Accounts (including the Fixed Account), net	267	10,940	(5,864)	21,176
Withdrawals, surrenders, annuitizations and contract charges	-	1	(268)	(7,949)
Mortality and expense risk charges	(21)	(26)	(49)	(53)
Cost of insurance and administrative expense charges	(387)	(443)	(4,056)	(3,949)
Net increase/decrease from Contract Owner Transactions	(141)	10,472	(7,818)	11,368

Total increase (decrease) in net assets	(326)	12,418	376	29,614

Net assets at beginning of year	13,408	990	126,446	96,832
Net assets at end of year	$13,082	$13,408	$126,822	$126,446

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	PK9 Sub-Account		P06 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019
Operations:
Net investment income (loss)	$2,235	$558	$387	$393
Net realized gains (losses)	480	(60)	70	(48)
Net change in unrealized appreciation (depreciation)	2,120	3,351	2,581	1,514
Increase (decrease) in net assets from operations	4,835	3,849	3,038	1,859

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,425	1,425	3,282	3,282
Transfers between Sub-Accounts (including the Fixed Account), net	-	-	1	2
Withdrawals, surrenders, annuitizations and contract charges	(130)	(126)	(268)	(246)
Mortality and expense risk charges	-	-	-	-
Cost of insurance and administrative expense charges	(580)	(520)	(1,877)	(1,672)
Net increase/decrease from Contract Owner Transactions	715	779	1,138	1,366

Total increase (decrease) in net assets	5,550	4,628	4,176	3,225

Net assets at beginning of year	26,916	22,288	23,480	20,255
Net assets at end of year	$32,466	$26,916	$27,656	$23,480

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	P07 Sub-Account		307 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019
Operations:
Net investment income (loss)	$1,251	$2,274	$-	$-
Net realized gains (losses)	1,436	(9,315)	16,632	9,857
Net change in unrealized appreciation (depreciation)	2,222	12,811	49,530	36,270
Increase (decrease) in net assets from operations	4,909	5,770	66,162	46,127

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,419	2,026	2,615	2,831
Transfers between Sub-Accounts (including the Fixed Account), net	(3,238)	111	65,228	(150)
Withdrawals, surrenders, annuitizations and contract charges	(230)	(153,498)	(752)	(5,458)
Mortality and expense risk charges	-	-	-	-
Cost of insurance and administrative expense charges	(10,152)	(9,028)	(7,705)	(5,493)
Net increase/decrease from Contract Owner Transactions	(12,201)	(160,389)	59,386	(8,270)

Total increase (decrease) in net assets	(7,292)	(154,619)	125,548	37,857

Net assets at beginning of year	60,338	214,957	194,063	156,206
Net assets at end of year	$53,046	$60,338	$319,611	$194,063

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D
(A Separate Account of Delaware Life Insurance Company of New York)

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2020

1.	BUSINESS AND ORGANIZATION

Delaware Life NY Variable Account D (the “Variable Account”) is a separate account of Delaware Life Insurance Company of New York (the “Sponsor”). The Variable Account was established on April 24, 2003 as a funding vehicle for the variable portion of Futurity Accumulator II, Futurity Protector II, Futurity Survivorship II Variable Universal life (“VUL”), Executive VUL, Prime VUL, Prime Survivorship, Protector VUL, and certain other individual variable universal life insurance contracts (the “Contracts”) issued by the Sponsor. The Variable Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust existing in accordance with the regulations of the New York Insurance Department and is an investment company. Accordingly, the Variable Account follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies.

The assets of the Variable Account are divided into “Sub-Accounts”. Each Sub-Account is invested in shares of a specific mutual fund (collectively the “Funds”), or series thereof, registered under the Investment Company Act of 1940, as amended. The contract owners of the Variable Account direct the deposits into the Sub-Accounts of the Variable Account.

Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the Sponsor’s other assets and liabilities. Assets applicable to the Variable Account are not chargeable with liabilities arising out of any other business the Sponsor may conduct.

There were no Sub-Accounts held by the contract owners of the Variable Account that had name changes, closed or were part of a fund merger during the current year.

The commencement date related to Sub-Accounts held by the contract owners of the Variable Account (if commenced within the past five years) is as follows:

Sub-Account	Effective Date
C60	April 29, 2016

A summary of Sub-Accounts held by the contract owners of the Variable Account, with commencement dates earlier than the past five years, but for which the first activity occurred within the last five years, is as follows:

Sub-Account	Year of First Activity
M97	2016

DELAWARE LIFE NY VARIABLE ACCOUNT D
(A Separate Account of Delaware Life Insurance Company of New York)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

General

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires the Sponsor’s management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

Investment Valuation and Transactions

Investments made in mutual funds are carried at fair value and are valued at their closing net asset value as determined by the respective mutual fund, which in turn value their investments at fair value, as of December 31, 2020. Transactions are recorded on a trade date basis. Realized gains and losses on sales of investments are determined on the first in, first out basis. Dividend income and realized gain distributions are reinvested in additional fund shares and recognized on the ex-dividend date.

Units

The number of units credited is determined by dividing the dollar amount allocated to a Sub-Account by the unit value for that Sub-Account for the period during which the purchase payment was received. The unit value for each Sub-Account is established at $10.00 for the first period of that Sub-Account and is subsequently measured based on the performance of the investments and the contract charges selected by the contract holder, as discussed in Note 5.

Purchase Payments

Upon issuance of new contracts, the initial purchase payment is credited to the contract in the form of units. All subsequent purchase payments are applied using the unit values for the period during which the purchase payment is received.

Transfers

Transfers between Sub-Accounts requested by contract owners are recorded in the new Sub-Account upon receipt of the redemption proceeds at the net asset value at the time of receipt. In addition, transfers can be made between the Sub- Accounts and the “Fixed Account”. The Fixed Account is part of the general account of the Sponsor in which purchase payments or contract values may be allocated or transferred.

Withdrawals

At any time during the accumulation phase (the period before the first annuity payment), the contract owner may elect to receive a cash withdrawal payment under the contract. If the contract owner requests a full withdrawal, the contract owner will receive the value of their account at the end of period, less the contract maintenance charge for the current contract year and any applicable withdrawal charge.

If the contract owner requests a partial withdrawal, the contract owner will receive the amount requested less any applicable withdrawal charge and the account value will be reduced by the amount requested. Any requests for partial withdrawals that would result in the value of the contract owner’s account being reduced to an amount less than the contract maintenance charge for the current contract year is treated as a request for a full withdrawal.

Contract Loans

Contract holders are permitted to borrow against the cash value of their accounts. The loan proceeds are deducted from the Variable Account and recorded in the Sponsor’s general account as an asset. Contract loan activity is reflected in the Transfer between Sub-Accounts (including the Fixed Account), net line on the Statements of Changes in Net Assets.

DELAWARE LIFE NY VARIABLE ACCOUNT D
(A Separate Account of Delaware Life Insurance Company of New York)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Federal Income Taxes

The operations of the Variable Account are part of the operations of the Sponsor and are not taxed separately. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code (the “Code”). Under existing federal income tax law, investment income and realized gain distributions earned by the Variable Account on contract owner reserves are not taxable, and therefore, no provision has been made for federal income taxes. In the event of a change in applicable tax law, the Sponsor will review this policy and if necessary a provision may be made in future years.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires Sponsor’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. The most significant estimates are fair value measurements of investments. Actual results could vary from the amounts derived from Sponsor management’s estimates.

Subsequent events

The Sponsor’s management has evaluated events subsequent to December 31, 2020 noting that, other than indicated below, there are no subsequent events requiring accounting adjustments or disclosure.

3.	FAIR VALUE MEASUREMENTS

The Sub-Accounts’ investments are carried at fair value. Fair value is an exit price, representing the amount that would be received from a sale of an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or liability. As a basis for considering such assumptions, FASB ASC Topic 820, “Fair Value Measurements and Disclosures”, establishes a three-tier value hierarchy, which prioritizes the inputs used in measuring fair value (i.e., Level 1, 2 and 3). Level 1 inputs are observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Variable Account has the ability to access at the measurement date. Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 3 inputs are unobservable inputs reflecting the reporting entity’s estimates of the assumptions that market participants would use in pricing the asset or liability. Topic 820 requires that a fair value measurement technique include an adjustment for risks inherent in a particular valuation technique (such as a pricing model) and/or the risks inherent in the inputs to the model, if market participants would also include such an adjustment.

The Variable Account has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into the three level hierarchy described above. If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

The Variable Account uses the Funds’ closing net asset value to determine the fair value of its Sub-Accounts. As of December 31, 2020, the net assets held in the Variable Account were categorized as Level 1 assets under the Topic 820 hierarchy levels. There were no Level 2 or 3 investments in the Variable Account during the year ended December 31, 2020. There were no transfers between levels during the year ended December 31, 2020.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

4.	RELATED-PARTY TRANSCATIONS

The Sponsor provides administrative services necessary for the operation of the Variable Account. The Sponsor absorbs all organizational expenses including the fees of registering the Variable Account and its contracts for distribution under federal and state securities laws.

Charges related to contracts sold to persons who are officers, directors, or employees of the Sponsor or an affiliate of the Sponsor may be waived.

5.	CONTRACT CHARGES

Mortality and expense risk charges

Charges for mortality and expense risks are based on the value of the Sub-Account and are deducted at the monthly anniversary date from the contract owner’s account to cover the risks assumed by the Sponsor. The deductions are transferred periodically to the Sponsor. For Futurity Accumulator II, Futurity Protector II, Executive VUL, Prime VUL, Futurity Survivorship II VUL, and Prime Survivorship contracts, as of December 31, 2020, the maximum deduction is at an effective annual rate of 0.60%. For Sun Protector VUL, as of December 31, 2020, the maximum deduction is an effective annual rate of 0.75%. These charges are reflected in the Statements of Changes in Net Assets.

Charges for Life Insurance Protection

On the monthly anniversary of the contract, the cost of insurance is deducted from each Sub-Account through a redemption of units to cover the anticipated cost of providing life insurance. The charge is based on the length of time a policy has been in force and other factors, including issue age, sex and rating class of the insured, and will not exceed the guaranteed maximum monthly cost of insurance rates based on the 1980 Commissioners Standard Ordinary Smoker and Nonsmoker Mortality Tables. These charges are reported in the Statements of Changes in Net Assets as part of “Cost of insurance and administrative expense charges”.

Administration charges

Each month on the account anniversary date, an account administration fee (“Account Fee”) is deducted from the participant’s account to reimburse the Sponsor for certain administrative expenses. For the Single Life Products (Futurity Accumulator II, Futurity Protector II, Executive VUL, Protector VUL, and Prime VUL) the Account Fee is deducted in all policy years, as well as a monthly charge based on the specified face amount is deducted in the first ten policy years, and for the first ten policy years following the effective date of each specified face amount increase. For the Survivorship Product (Futurity Survivorship II and Prime Survivorship), the Account Fee is deducted for the first ten policy years, and for the first ten policy years following the effective date of each specified face amount increase. The charge is based on the specified face amount or increase thereof, times a rate determined by the age, sex and rating class of each insured. As of December 31, 2020, the Account Fee is $8 for Futurity Accumulator II, Futurity Protector II, Futurity Survivorship II VUL and Prime VUL, and $10 for Protector VUL and Executive VUL and Prime Survivorship. The Account Fee is reported in the Statements of Changes in Net Assets as part of “Cost of insurance and administrative expense charges”.

DELAWARE LIFE NY VARIABLE ACCOUNT D
(A Separate Account of Delaware Life Insurance Company of New York)

5.	CONTRACT CHARGES (CONTINUED)

Surrender charges

A surrender charge (contingent deferred sales charge) may be deducted to cover certain expenses relating to the sale of the contract if the contract holder requests a full withdrawal prior to reaching the pay-out phase. The surrender charge is based on certain factors, including the specified face amount, the insured’s age, sex and rating class. For the Survivorship Products, the surrender charge period will generally end after 15 policy years from the date of policy issue, or 15 policy years from the effective date of each specified face amount increase. For the Futurity Protector II and Futurity Accumulator II products, the surrender charge applies to the first 12 and 9 years respectively, from the date of policy issuance, or the respective policy years from the effective date of each specified face amount increase. For the Protector VUL and Prime VUL products, the surrender charge applies to the first 14 and 10 years respectively, from the date of policy issuance, or the respective policy years from the effective date of each specified face amount increase. Executive VUL does not have a surrender charge. Surrender charges are deducted and retained by the Sponsor. These charges are reported as part of “Withdrawals, surrenders, annuitizations and contract charges” in the Statements of Changes in Net Assets.

Sales charges

Certain charges are deducted from the premium before it is allocated by Sub-Account. These charges consist of premium tax, federal deferred acquisition cost (“DAC”) tax and the sales load. 3.25% of the charge is used to pay premium tax and DAC and the remaining is for sales load. For Futurity Protector II and Futurity Accumulator II , the current charge is 5.25% and is not to exceed 7.25% of the premium. For Protector VUL, the current charge is 3.50% for policy years 11 and thereafter, and the maximum premium charge is 7.50% for all policy years.

For Prime VUL, the current sale charge is 6.50% for all policy years and will not exceed 8.25% of premium if the Long Term Accumulation (“LTA”) rider is not attached to the policy. The sales charge is currently 15.00% for all policy years and is guaranteed not to exceed 15.00% for any policy year if the LTA rider is attached to the policy,.

For Executive VUL the current sales charge for policy year 1 is 20% on each premium payment up to and including target premium, 9% in policy years 2-10 and 3.25% thereafter. The sales charge on premium payment up to and including target premium will not exceed 35% for policy year 1, 12% for policy years 2-10 and 5% thereafter. For policies with investment start dates before October 3, 2011, the current sales charge for policy year 1 is 3.5% on each premium payment in excess of Target Premium. For Policies with investment start dates on and after October 3, 2011, the current Premium Expense Load for policy year 1 is 5.0% on each premium payment in excess of target premium. For all Policies, the current sales charge for policy years 2-10 is 3.5% on each premium payment in excess of target premium and 3.25% thereafter. The sales charge on each premium payment in excess of target premium will not exceed 5.0% in any policy year.

Premium Taxes

A deduction, when applicable, is made for premium taxes or similar state or local taxes. It is currently the policy of the Sponsor to make this deduction from the premium payment.

DELAWARE LIFE NY VARIABLE ACCOUNT D
(A Separate Account of Delaware Life Insurance Company of New York)

6.	INVESTMENT PURCHASES AND SALES

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2020 were as follows:

	Purchases	Sales
A71	$8,849	$16,579
A54	7,420	2,645
302	3,776	2,848
B18	45,907	45,537
C60	985	2,314
D37	855	1,515
D55	2,959	3,932
S61	984	144
D18	3,178	11,572
FD7	6,804	12,727
F24	5,820	5,969
F29	2,019	2,494
F21	494	109
F26	5,537	13,651
FM7	8,097	27,538
F41	3,326	6,904
FM8	520	2,528
F23	3,664	13,295
FE3	2,312	360
T20	7,159	6,597
F54	1,738	554
F53	3,361	893
T28	77,616	77,829
G32	2	3
G31	873	154
IB1	253	76
A21	3,301	21,740
MB0	2,726	1,876
MB1	2,254	901
MB5	8,519	2,658
MA9	3,424	810

DELAWARE LIFE NY VARIABLE ACCOUNT D
(A Separate Account of Delaware Life Insurance Company of New York)

6.	INVESTMENT PURCHASES AND SALES (CONTINUED)

	Purchases	Sales
MD8	$36,524	$13,585
M35	1,042	236
M31	3,163	10,665
MF1	9,690	5,843
M05	1,216	265
M06	17,829	13,203
M33	2,993	1,165
M44	189	71
M40	14,406	13,319
M83	7,551	3,071
M08	11,940	7,353
MB6	441	134
MA0	47,023	45,491
MA1	326	1,215
M96	1,130	6,152
MA6	4,311	11,472
M97	333	4,391
MD5	2,382	1,072
ME3	36	58
MB8	2,821	4,138
MF6	5,018	6,188
MF8	89,495	19,061
MG0	28,080	28,056
MF2	91,470	104,740
MG3	2,961	2,738
MG5	72,500	50,827
ME0	1,304	5,019
V43	35,821	436
O01	2,406	214
O20	5,664	4,552
P10	14,293	13,699
PK8	34,279	36,441
PK9	4,215	710
P06	3,670	2,145
P07	3,177	13,449
307	80,810	11,453

DELAWARE LIFE NY VARIABLE ACCOUNT D
(A Separate Account of Delaware Life Insurance Company of New York)

7.	CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the year ended December 31, 2020 were as follows:

	Units Issued	Units Redeemed	Net Increase (Decrease)
A71	101	653	(552)
A54	2	62	(60)
302	-	11	(11)
B18	-	187	(187)
C60	57	126	(69)
D37	-	32	(32)
D55	10	82	(72)
S61	10	10	-
D18	115	397	(282)
FD7	47	424	(377)
F24	-	19	(19)
F29	26	53	(27)
F21	5	3	2
F26	129	436	(307)
FM7	146	805	(659)
F41	94	235	(141)
FM8	46	203	(157)
F23	173	615	(442)
FE3	75	28	47
T20	259	305	(46)
F54	88	44	44
F53	47	40	7
T28	-	5	(5)
G31	15	12	3
IB1	7	3	4
A21	3	763	(760)
MB0	99	76	23
MB1	234	112	122
MB5	61	86	(25)
MA9	159	56	103
MD8	3,518	1,313	2,205

DELAWARE LIFE NY VARIABLE ACCOUNT D
(A Separate Account of Delaware Life Insurance Company of New York)

7.	CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units Issued	Units Redeemed	Net Increase (Decrease)
M35	-	15	(15)
M31	-	308	(308)
MF1	129	179	(50)
M05	13	9	4
M06	492	581	(89)
M33	54	47	7
M44	7	5	2
M40	-	16	(16)
M83	196	150	46
M08	136	279	(143)
MB6	6	4	2
MA1	-	81	(81)
M96	28	285	(257)
MA6	36	373	(337)
M97	-	172	(172)
MD5	68	45	23
ME3	-	5	(5)
MB8	19	146	(127)
MF6	38	165	(127)
MF8	-	638	(638)
MG0	-	21	(21)
MF2	307	2,299	(1,992)
MG3	8	108	(100)
MG5	-	321	(321)
ME0	-	176	(176)
V43	391	49	342
O01	11	10	1
O20	-	16	(16)
P10	-	87	(87)
PK8	59	241	(182)
PK9	112	50	62
P06	160	99	61
P07	78	581	(503)
307	1,020	205	815

DELAWARE LIFE NY VARIABLE ACCOUNT D
(A Separate Account of Delaware Life Insurance Company of New York)

7.	CHANGES IN UNITS OUTSTANDING (CONTINUED)

The changes in units outstanding for the year ended December 31, 2019 were as follows:

	Units Issued	Units Redeemed	Net Increase (Decrease)
A71	158	5,114	(4,956)
A54	3	61	(58)
302	219	13	206
B18	356	853	(497)
C60	829	801	28
D37	57	139	(82)
D55	18	25	(7)
S61	13	15	(2)
D18	187	313	(126)
FD7	53	484	(431)
F24	334	23	311
F29	623	1,489	(866)
F21	6	3	3
F26	1,612	1,388	224
FM7	285	575	(290)
F41	1,022	498	524
FM8	56	36	20
F23	330	481	(151)
FE3	298	282	16
T20	800	1,237	(437)
F56	144	709	(565)
F54	22	32	(10)
F53	318	315	3
T28	-	5	(5)
G31	22	19	3
IB1	5	2	3
A21	71	11,300	(11,229)
MB0	316	276	40
MB1	871	729	142
MB5	609	584	25
MA9	525	453	72
MD8	-	12,795	(12,795)

DELAWARE LIFE NY VARIABLE ACCOUNT D
(A Separate Account of Delaware Life Insurance Company of New York)

7.	CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units Issued	Units Redeemed	Net Increase (Decrease)
M35	-	14	(14)
M31	-	8,063	(8,063)
MF1	126	181	(55)
M05	128	253	(125)
M06	8,435	4,111	4,324
M33	467	444	23
M44	639	1,198	(559)
M40	961	14	947
M83	244	820	(576)
M08	1,417	934	483
MB6	6	4	2
MA1	125	84	41
M96	37	6,590	(6,553)
MA6	75	2,272	(2,197)
M97	-	3,119	(3,119)
MD5	445	413	32
ME3	-	5	(5)
MB8	245	298	(53)
MF6	183	347	(164)
MF8	-	755	(755)
MG0	1,865	2,150	(285)
MF2	9,664	3,377	6,287
MG3	34	365	(331)
MG5	1,674	342	1,332
ME0	15	2,635	(2,620)
V43	8	102	(94)
O01	19	18	1
O20	413	19	394
P10	2,234	96	2,138
PK8	1,501	466	1,035
PK9	107	49	58
P06	168	95	73
P07	387	7,930	(7,543)
307	104	268	(164)

8.	TAX DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Code, a variable life contract, other than a pension plan contract, is not treated as a life contract for federal tax purposes for any period in which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury. The Sponsor believes that the Variable Account satisfies the current requirements of the regulations, and it intends that the Variable Account will continue to meet such requirements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

9.	FINANCIAL HIGHLIGHTS

The summary of units outstanding, unit value (some of which may be rounded), net assets, investment income ratios and the total return, for each of the five years in the period ended December 31, is as follows:

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3,4]	Net Assets	Investment Income Ratio[1]	Total Return[2]
A71
2020	3,498	$31.0437	$108,587	1.35%	2.47%
2019	4,051	30.2945	122,714	0.94	23.61
2018	9,006	24.5080	220,722	0.75	(5.84)
2017	9,138	26.0292	237,844	1.27	18.60
2016	9,391	21.9478	206,110	1.03	11.07
A54
2020	1,118	60.5498	67,675	-	64.63
2019	1,177	36.7797	43,305	-	30.26
2018	1,236	28.2364	34,891	-	(7.44)
2017	1,303	30.5076	39,741	-	29.79
2016	1,362	23.5053	32,016	-	0.97
302
2020	887	41.8495	37,108	1.39	13.55
2019	898	36.8570	33,108	1.74	26.14
2018	692	29.2199	20,231	1.22	(1.79)
2017	1,008	29.7514	30,002	1.42	22.38
2016	1,076	24.3104	26,152	1.50	11.52
B18
2020	2,854	24.5909	70,176	1.30	20.71
2019	3,041	20.3722	61,945	1.15	17.76
2018	3,538	17.3005	61,213	0.66	(7.58)
2017	5,698	18.7191	106,664	1.32	13.71
2016	5,416	16.4625	89,162	1.38	3.80
C60
2020	1,583	23.5521	37,292	-	34.41
2019	1,652	17.5225	28,953	-	35.53
2018	1,624	12.9286	20,995	-	(4.14)
2017	1,641	13.4865	22,134	-	27.84
2016	1,633	10.5496	17,229	-	5.50
C62[5]
2016	-	11.6050	-	-	(6.46)

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

9.	FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value lowest to highest[3,4]			Net Assets	Investment Income Ratio[1]	Total Return[2]
D37
2020	586		$60.2228		$35,290	0.55%	11.08%
2019	618		54.2135		33,495	0.56	29.63
2018	700		41.8215		29,285	0.18	(12.12)
2017	729		47.5879		34,709	0.30	18.65
2016	758		40.1092		30,405	0.23	8.29
D55
2020	445	31.8997	to	62.5736	27,846	0.92	19.09
2019	518	26.7865	to	52.5436	27,197	0.78	24.87
2018	524	21.4513	to	42.0782	22,051	0.69	(11.42)
2017	525	24.2170	to	47.5035	24,927	0.69	14.03
2016	528		41.6580		21,983	0.82	20.71
S61
2020	293		36.0256		10,557	1.41	(0.80)
2019	293		36.3156		10,644	0.72	21.51
2018	295		29.8862		8,802	1.35	(16.01)
2017	306		35.5848		10,906	0.70	10.52
2016	291		32.1967		9,360	0.58	16.89
D18
2020	3,462		38.4848		133,254	0.83	8.11
2019	3,745		35.5992		133,302	0.64	20.18
2018	3,871		29.6208		114,656	0.57	(15.49)
2017	3,869		35.0494		135,621	1.03	15.38
2016	3,796		30.3783		115,302	1.03	15.47
FD7
2020	6,990		37.7902		264,137	1.26	22.13
2019	7,367		30.9435		227,960	1.56	24.11
2018	7,798		24.9314		194,404	1.27	(4.44)
2017	8,155		26.0900		212,755	1.29	16.12
2016	8,516		22.4690		191,340	1.19	6.98
F24
2020	1,462		40.4033		59,058	0.08	30.23
2019	1,481		31.0237		45,936	0.22	31.27
2018	1,170		23.6327		27,644	0.40	(6.64)
2017	1,568		25.3133		39,690	0.78	21.59
2016	1,619		20.8192		33,708	0.63	7.73
F29
2020	2,179		61.2509		133,490	0.15	30.43
2019	2,206		46.9606		103,608	0.30	31.45
2018	3,072		35.7254		109,745	0.61	(6.49)
2017	3,101		38.2035		118,469	0.92	21.76
2016	3,086		31.3756		96,836	0.74	7.91

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

9.	FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value lowest to highest[3,4]			Net Assets	Investment Income Ratio[1]	Total Return[2]
F21
2020	90		$47.0619		$4,244	0.06%	43.75%
2019	88		32.7390		2,880	0.16	34.18
2018	85		24.3985		2,076	0.14	(0.27)
2017	81		24.4658		1,982	0.12	35.00
2016	75		18.1226		1,366	0.00	0.71
F26
2020	4,174	31.5284	to	39.2230	137,734	1.53	17.95
2019	4,481	26.7313	to	33.2552	126,978	1.82	31.02
2018	4,258	20.4025	to	25.3818	91,607	1.51	(4.73)
2017	4,567	21.4155	to	26.6420	104,343	1.58	21.41
2016	4,820	17.6396	to	21.9446	91,728	1.71	11.58
FM7
2020	7,071		40.6960		287,758	1.62	18.13
2019	7,729		34.4515		266,287	1.89	31.22
2018	8,019		26.2558		210,551	1.80	(4.59)
2017	7,963		27.5176		219,122	1.75	21.59
2016	7,851		22.6318		177,677	1.46	11.75
F41
2020	3,005	25.4271	to	32.0656	86,700	0.40	17.87
2019	3,146	21.5726	to	27.2049	77,484	0.71	23.17
2018	2,622	17.5142	to	22.0869	51,612	0.38	(14.77)
2017	3,094	20.5498	to	25.9150	72,848	0.49	20.54
2016	3,302	17.0487	to	21.4998	64,979	0.37	11.92
FM8
2020	807		12.9924		10,483	0.29	0.28
2019	964		12.9560		12,491	1.90	1.92
2018	945		12.7123		12,012	1.54	1.55
2017	918		12.5181		11,493	0.58	0.58
2016	865		12.4466		10,769	0.10	0.11
F23
2020	5,293		26.4839		140,187	0.34	15.49
2019	5,735		22.9310		131,517	1.68	27.67
2018	5,886		17.9607		105,719	1.50	(14.88)
2017	5,873		21.1014		123,929	1.39	30.10
2016	5,667		16.2191		91,919	1.44	(5.12)
FE3
2020	903	18.7696	to	21.9509	16,952	2.83	6.85
2019	856	17.5658	to	20.5431	15,039	0.33	17.38
2018	841	14.9651	to	17.5016	12,585	2.28	(10.55)
2017	789	16.7301	to	19.5657	13,196	1.11	14.57
2016	743		14.6019		10,853	0.60	5.17
T20
2020	2,648		28.5662		75,629	3.45	(1.16)
2019	2,694		28.9008		77,855	1.82	12.53
2018	3,131		25.6830		80,402	2.70	(15.44)
2017	3,021		30.3730		91,758	2.60	16.69
2016	2,845		26.0283		74,041	1.03	7.18
F56
2018	565		17.9425		15,036	1.97	(14.85)
2017	540		21.0714		16,861	1.59	18.50
2016	534		26.3642		14,071	2.11	9.62

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

9.	FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value lowest to highest[3,4]			Net Assets	Investment Income Ratio[1]	Total Return[2]
F54
2020	642	$16.8798	to	$20.8258	$10,842	2.96%	(5.04%)
2019	598	17.7763	to	21.9318	10,640	1.85	22.57
2018	609	14.5028	to	17.8930	8,828	2.43	(9.07)
2017	635	15.9487	to	19.6770	10,127	2.26	8.35
2016	650	14.7200	to	18.1610	9,575	2.11	16.06
F53
2020	1,348	25.9039	to	28.0338	36,417	1.48	5.19
2019	1,340	24.6261	to	26.6509	34,516	1.06	26.35
2018	1,337	19.4907	to	21.0933	27,318	0.90	(12.88)
2017	1,337	22.3712	to	24.2106	31,426	0.50	10.65
2016	1,161	20.2177	to	21.8801	24,655	0.80	30.19
T28
2020	449	17.7816	to	18.1241	7,988	4.98	3.43
2019	454	17.1920	to	17.5232	7,808	3.74	8.05
2018	459	15.9105	to	16.2170	7,301	3.79	(2.13)
2017	4,356	16.2576	to	16.5708	72,035	2.93	4.56
2016	4,409	15.5488	to	15.8484	69,738	3.44	7.94
G32
2020	2		41.7598		76	-	8.40
2019	2		38.5226		72	1.52	31.53
2018	2		29.2887		57	1.56	(10.46)
2017	2		32.7096		65	-	11.07
2016	2		29.4499		61	1.77	13.53
G31
2020	371		37.4061		13,891	0.90	17.55
2019	368		31.8225		11,715	1.32	25.21
2018	365		25.4152		9,286	1.26	(6.19)
2017	361		27.0932		9,782	1.44	24.07
2016	358		21.8376		7,821	1.37	10.73
IB1
2020	78		35.3948		2,746	2.37	2.09
2019	74		34.6691		2,553	1.88	25.19
2018	71		27.6931		1,965	2.06	(13.38)
2017	87		31.9713		2,794	1.53	14.32
2016	87		27.9669		2,441	1.17	19.69
A21
2020	2,142	16.6770	to	34.6634	73,442	2.27	14.00
2019	2,902	14.6296	to	30.4078	87,454	1.32	28.57
2018	14,131	11.3785	to	23.6504	333,536	2.03	(14.98)
2017	14,527	13.3826	to	27.8159	403,249	1.49	23.00
2016	15,501	10.8800	to	22.6142	349,796	1.63	(0.45)

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

9.	FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value lowest to highest[3,4]			Net Assets	Investment Income Ratio[1]	Total Return[2]
MB0
2020	930		$33.3635		$31,015	-%	17.73%
2019	906		28.3396		25,670	0.34	28.85
2018	866		21.9939		19,047	0.30	(14.15)
2017	843		25.6187		21,601	-	19.02
2016	829		21.5250		17,839	-	21.06
MB1
2020	2,422		10.9580		26,541	1.73	8.90
2019	2,300		10.0627		23,144	2.89	20.32
2018	2,158		8.3629		18,048	1.46	(20.57)
2017	1,998		10.5284		21,040	1.68	24.05
2016	1,919		8.4873		16,284	1.25	(0.05)
MB5
2020	1,548		38.6861		59,853	-	28.89
2019	1,573		30.0140		47,186	-	36.09
2018	1,548		22.0541		34,111	-	(4.95)
2017	1,516		23.2030		35,172	-	38.97
2016	1,493		16.6958		24,913	-	(2.32)
MA9
2020	1,734		19.1840		33,250	2.04	(3.16)
2019	1,631		19.8104		32,295	1.81	21.52
2018	1,558		16.3026		25,398	1.46	(12.07)
2017	1,536		18.5401		28,472	1.53	14.99
2016	1,506		16.1227		24,268	2.04	9.64
MD8
2020	7,857		10.3457		81,285	0.20	0.22
2019	5,653		10.3230		58,346	1.21	1.64
2018	18,448		10.1569		187,372	1.37	1.26
2017	8,546		10.0305		85,720	0.29	0.30
2016	9,958		10.0009		99,587	0.87	0.87
M35
2020	1,368		17.4847		23,917	2.10	9.52
2019	1,383		15.9654		22,079	2.15	20.12
2018	1,397		13.2916		18,571	2.00	(5.87)
2017	1,410		14.1206		19,916	2.18	12.02
2016	1,422		12.6049		17,929	2.69	8.82
M31
2020	1,281	40.9115	to	41.5691	53,243	-	31.86
2019	1,589	31.0273	to	31.5259	50,095	-	38.15
2018	9,652	22.4593	to	22.8202	220,261	0.09	2.67
2017	9,921	21.8754	to	22.2269	220,525	0.11	31.40
2016	10,621	16.6226	to	16.6474	179,656	0.06	2.44
MF1
2020	2,519	40.8425	to	41.7515	105,188	-	36.48
2019	2,570	29.9257	to	30.5918	78,618	-	38.66
2018	2,625	21.5819	to	22.0622	57,906	-	1.24
2017	2,670	21.3185	to	21.7930	58,181	0.12	27.00
2016	2,682		17.1604		46,016	-	4.91
M05
2020	281	37.5634	to	38.3993	10,772	-	45.89
2019	277	25.7483	to	26.3213	7,286	-	41.70
2018	402	18.1710	to	18.5754	7,475	-	(1.48)
2017	380	18.4431	to	18.8535	7,169	-	26.65
2016	364		14.8857		5,421	-	9.05
M06
2020	12,568	13.4448	to	13.4949	169,223	3.47	8.47
2019	12,657	12.3952	to	12.4413	157,110	3.66	10.21
2018	8,333	11.2473	to	11.2892	94,074	3.87	(1.09)
2017	15,502	11.3708	to	11.4131	176,608	3.41	4.46
2016	14,568	10.8761	to	10.8857	158,878	3.51	4.23

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

9.	FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value lowest to highest[3,4]			Net Assets	Investment Income Ratio[1]	Total Return[2]
M33
2020	1,344	$29.5735	to	$30.1746	$40,548	0.73%	16.59%
2019	1,337	25.3647	to	25.8802	34,593	0.80	32.95
2018	1,314	19.0788	to	19.4665	25,580	0.71	(4.37)
2017	1,309	19.9504	to	20.3558	26,641	1.38	23.37
2016	1,277		16.5001		21,066	0.86	8.74
M44
2020	157		15.0824		2,364	2.52	5.90
2019	155		14.2417		2,212	5.13	25.07
2018	715		11.3872		8,136	1.14	1.06
2017	674		11.2678		7,595	4.43	14.83
2016	634		9.8125		6,217	3.98	11.47
M40
2020	1,219	14.5594	to	14.6723	17,870	2.24	5.62
2019	1,236	13.7845	to	13.8914	17,129	4.29	24.80
2018	289	11.0451	to	11.1308	3,187	0.87	0.81
2017	291	10.9563	to	11.0413	3,191	4.18	14.49
2016	294		9.5694		2,811	3.65	11.24
M83
2020	3,063	24.3146	to	24.9779	76,515	1.59	3.48
2019	3,018	23.4980	to	24.1390	72,846	2.20	29.80
2018	3,594	18.1031	to	18.5969	66,840	1.56	(10.09)
2017	3,562	20.1338	to	20.6831	73,665	1.95	17.65
2016	3,489		17.5801		61,329	1.27	14.09
M08
2020	7,455	17.0546	to	17.0984	127,229	1.35	3.22
2019	7,598	16.5224	to	16.5649	125,626	1.94	29.51
2018	7,116	12.7581	to	12.7909	90,848	1.35	(10.36)
2017	7,889	14.2319	to	14.2685	112,339	1.75	17.35
2016	7,414	12.0088	to	12.1280	89,980	1.99	13.78
MB6
2020	122		38.3131		4,675	1.68	15.34
2019	120		33.2178		3,994	1.50	29.17
2018	119		25.7155		3,054	1.42	(7.74)
2017	117		27.8724		3,255	1.55	20.76
2016	114		23.0803		2,635	1.45	8.45
MA0
2020	2,259		21.6162		48,822	3.31	10.34
2019	2,288		19.5908		44,820	4.23	14.46
MA1
2020	219		18.1413		3,974	2.90	10.33
2019	300		16.4423		4,940	0.31	20.18
2018	259		13.6813		3,541	0.11	(14.13)
2017	338		15.9327		5,380	0.87	37.66
2016	420		11.5737		4,856	0.28	9.04
M96
2020	718		21.8950		15,729	2.97	6.38
2019	975		20.5821		20,074	2.05	6.53
2018	7,528		19.3210		145,458	3.24	0.47
2017	7,438		19.2309		143,033	3.14	2.22
2016	7,439		18.8126		139,953	2.67	1.04

DELAWARE LIFE NY VARIABLE ACCOUNT D
(A Separate Account of Delaware Life Insurance Company of New York)

9.	FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value lowest to highest[3,4]			Net Assets	Investment Income Ratio[1]	Total Return[2]
MA6
2020	1,726	$14.9798	to	$33.1427	$56,951	5.70%	5.09%
2019	2,064	14.2548	to	31.5387	64,814	5.53	14.81
2018	4,260	12.4163	to	27.4710	116,774	5.62	(3.08)
2017	4,327	12.8107	to	28.3436	122,355	6.56	6.69
2016	4,446	12.2110	to	26.5671	117,831	6.24	13.82
M97
2020	405		30.5825		12,399	1.38	15.84
2019	577		26.4013		15,236	0.91	27.30
2018	3,696		20.7396		76,654	1.00	(9.02)
2017	3,801		22.7957		86,651	1.40	32.64
2016	4,080		17.1864		70,129	1.69	2.49
MD5
2020	1,269		29.6552		37,635	1.28	15.50
2019	1,247		25.6753		32,008	1.01	27.11
2018	1,214		20.1991		24,526	0.81	(9.30)
2017	1,165		22.2706		25,951	1.15	32.35
2016	1,122		16.8275		18,873	0.94	2.15
ME3
2020	53	14.1828	to	19.1490	751	1.85	12.71
2019	57	12.5831	to	16.9891	725	1.19	27.67
2018	62	9.8560	to	13.3071	616	1.24	(14.32)
2017	67	11.5030	to	15.5309	776	1.66	27.90
2016	73	8.9938	to	12.1429	655	1.20	(0.91)
MB8
2020	706	33.6702	to	46.6292	28,229	0.84	2.23
2019	833	32.9346	to	45.6105	31,701	0.66	26.78
2018	887	25.9787	to	35.9773	27,630	0.88	(5.11)
2017	1,024	27.3769	to	37.9137	32,924	0.86	14.97
2016	1,141	23.8130	to	32.9782	31,243	0.74	20.90
MF6
2020	1,050	20.6109	to	51.7286	50,686	4.88	1.49
2019	1,178	20.3092	to	50.9714	55,133	3.57	26.87
2018	1,341	16.0074	to	40.1750	50,552	4.07	(3.03)
2017	1,363	16.5079	to	41.4310	51,985	4.25	13.33
2016	1,347		36.5576		44,316	2.62	7.94
MF8
2020	26,618		35.1929		936,790	2.11	15.80
2019	27,256		30.3921		828,366	2.31	26.96
2018	28,011		23.9376		670,525	1.85	(5.20)
2017	28,812		25.2515		727,546	1.88	19.86
2016	30,446		21.0681		641,457	2.76	7.15

DELAWARE LIFE NY VARIABLE ACCOUNT D (A Separate Account of Delaware Life Insurance Company of New York)

9.	FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value lowest to highest[3,4]			Net Assets	Investment Income Ratio[1]	Total Return[2]
MG0
2020	1,616		$16.4580		$26,593	0.47%	13.55%
2019	1,637		14.4943		23,723	1.83	8.26
2018	1,921		13.3880		25,723	2.10	(4.47)
2017	4,992		14.0144		69,946	-	8.32
2016	4,508		12.9384		58,306	-	2.57
MF2
2020	28,673	13.1216	to	13.2990	377,593	3.21	4.34
2019	30,665	12.5759	to	12.7458	387,132	2.78	5.19
2018	24,378	11.9557	to	12.1173	293,183	2.16	1.28
2017	20,129	11.8051	to	11.9647	239,282	1.63	1.73
2016	13,977	11.6044	to	11.7613	163,704	1.43	1.68
MG3
2020	1,958	27.9169	to	30.6515	59,704	1.23	3.87
2019	2,058	26.8770	to	29.5098	60,444	1.32	31.12
2018	2,389	20.4982	to	22.5061	53,108	0.90	(11.45)
2017	2,514	23.1483	to	25.4159	63,131	1.26	13.67
2016	2,168	20.3637	to	22.3585	47,819	0.95	15.98
MG5
2020	12,751		29.5623		376,969	2.38	14.29
2019	13,073		25.8654		338,128	2.59	22.23
2018	11,741		21.1618		248,463	2.17	(3.85)
2017	12,034		22.0102		264,876	2.07	15.52
2016	12,552		19.0530		239,147	2.48	6.16
ME0
2020	396		36.1936		14,322	0.97	4.19
2019	572		34.7388		19,859	0.67	33.65
2018	3,191		25.9929		82,937	0.51	(10.78)
2017	3,307		29.1327		96,331	0.96	15.24
2016	3,549		25.2791		89,715	1.02	27.17
V43
2020	342		116.0142		39,666	-	152.04
2019	-		-		-	-	-
2018	94		32.8865		3,098	-	10.53
2017	115		29.7542		3,408	-	38.60
2016	112		21.4682		2,399	-	(8.84)
O01
2020	366		47.9249		17,558	-	36.59
2019	366		35.0874		12,849	0.06	36.20
2018	365		25.7626		9,413	0.33	(5.73)
2017	362		27.3281		9,906	0.23	26.83
2016	361		21.5467		7,773	0.47	(2.20)
O20
2020	1,214		35.7554		43,419	0.45	27.34
2019	1,230		28.0794		34,539	0.65	31.45
2018	836		21.3607		17,864	0.80	(13.39)
2017	1,357		24.6638		33,458	0.73	36.32
2016	1,302		18.0928		23,560	0.76	(0.16)

DELAWARE LIFE NY VARIABLE ACCOUNT D
(A Separate Account of Delaware Life Insurance Company of New York)

9.	FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value lowest to highest[3,4]			Net Assets	Investment Income Ratio[1]	Total Return[2]
P10
2020	2,243		$5.8334		$13,082	6.35%	13.55%
2019	2,330		5.7556		13,408	4.48	11.43
2018	192		5.1652		990	2.10	(14.13)
2017	3,807		6.0153		22,902	11.04	2.15
2016	4,094		5.8885		24,107	1.14	15.16
PK8
2020	3,405	21.2296	to	46.4610	126,822	4.63	6.70
2019	3,588	19.8956	to	43.5419	126,446	4.52	14.80
2018	2,553	17.3347	to	37.9296	96,832	4.06	(4.73)
2017	5,043	18.1960	to	39.8142	147,029	5.07	9.89
2016	5,174	16.5579	to	36.2300	135,625	5.27	13.34
PK9
2020	1,972	16.1225	to	16.4673	32,466	7.95	16.83
2019	1,910	13.7995	to	14.0946	26,916	2.22	17.06
2018	1,851	11.7881	to	12.0402	22,288	1.71	(5.46)
2017	1,784	12.4683	to	12.7349	22,723	2.25	14.08
2016	1,706		11.1632		19,046	-	4.04
P06
2020	1,192	16.1745	to	23.2087	27,656	1.46	11.72
2019	1,130	14.4787	to	20.7744	23,480	1.71	8.45
2018	1,057	13.3522	to	19.1566	20,255	2.54	(2.20)
2017	977		13.6531		19,131	2.41	3.66
2016	891		18.8971		16,842	2.39	5.20
P07
2020	2,133	18.1660	to	24.8657	53,046	2.14	8.66
2019	2,637	16.7201	to	22.8838	60,338	2.90	8.37
2018	10,180	15.4308	to	21.1162	214,957	2.53	(0.53)
2017	10,280		15.5129		218,226	2.02	4.92
2016	10,597		20.2333		214,403	2.07	2.68
307
2020	4,412		72.4438		319,611	-	34.28
2019	3,597		53.9502		194,063	-	29.89
2018	3,761		41.5357		156,206	-	1.92
2017	3,829		40.7547		156,031	-	36.17
2016	3,833		29.9300		114,721	-	0.78

1 Represents the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Accounts invest.

2 Ratio represents the total return for the year indicated, including changes in the value of the underlying fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in reduction in the total return presented. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

3 These unit values are not a direct calculation of net asset over the number of units allocated to the Sub-Account. Due to the timing difference of the launch date of certain VUL products, some Sub-Accounts may have multiple unit values even though these products have no expense charges that result in a direct reduction to unit values.

4 Due to the timing difference of the launch date of certain VUL products, some Sub-Accounts may have multiple unit values even though these products have no expense charges that result in a direct reduction to unit values.

5 Columbia Variable Portfolio - Large Cap Growth Fund II - Class 2 Sub-Account (C62) merged into Sub-Account C60 on April 29, 2016.

Delaware Life Insurance Company of New York

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

Report of Independent Auditors

Statutory Financial Statements as of

December 31, 2020 and 2019 and for the Years Ended

December 31, 2020, 2019 and 2018

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

Report of Independent Auditors

To the Board of Directors of

    Delaware Life Insurance Company of New York

We have audited the accompanying statutory financial statements of Delaware Life Insurance Company of New York, which comprise the statutory statements of admitted assets, liabilities and capital stock and surplus as of December 31, 2020 and 2019, and the related statutory statements of operations and changes in capital stock and surplus, and of cash flows for each of the three years in the period ended December 31, 2020.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

PricewaterhouseCoopers LLP, 185 Asylum Street, Suite 2400, Hartford, CT 06103-3404 T: (860) 241 7000, F: (860) 241 7590, www.pwc.com/us 1

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2020 and 2019, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2020.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2020 and 2019, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2020, in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 1.

/s/ PricewaterhouseCoopers LLP

Hartford, Connecticut

April 28, 2021

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL STOCK AND SURPLUS

AS OF DECEMBER 31, 2020 AND 2019 (IN THOUSANDS EXCEPT SHARE AND PER SHARE DATA)

	2020	2019
ADMITTED ASSETS
GENERAL ACCOUNT ASSETS
Bonds	$953,620	$1,008,367
Preferred stocks	16,177	16,458
Common stocks	4,340	4,756
Mortgage loans on real estate	45,742	49,629
Cash, cash equivalents and short-term investments	128,871	43,013
Contract loans	6,802	5,853
Other invested assets	2,795	2,638
Receivable for securities	1	5,006
Investment income due and accrued	8,760	9,246
Deferred premiums	31	33
Amounts recoverable from reinsurers	1,036	2,116
Other amounts receivable under reinsurance contracts	239	11
Net deferred tax asset	25,432	30,018
Receivable from parent, subsidiaries and affiliates	897	—
Other assets	991	1,005

Total general account assets	1,195,734	1,178,149
SEPARATE ACCOUNT ASSETS	1,048,129	1,072,780

TOTAL ADMITTED ASSETS	$2,243,863	$2,250,929

LIABILITIES, CAPITAL STOCK AND SURPLUS
GENERAL ACCOUNT LIABILITIES
Aggregate reserve for life contracts	$531,794	$579,607
Liability for deposit-type contracts	19,746	17,052
Contract claims	1,269	1,732
Other amounts payable on reinsurance	3,814	2,543
Interest maintenance reserve	24,473	21,808
Commissions to agents due or accrued	340	352
General expenses due or accrued	2,232	2,048
Transfers from Separate Accounts due or accrued (net)	(41,739)	(34,801)
Taxes, licenses and fees due and accrued	4,391	5,808
Current federal and foreign income taxes	26,584	16,508
Remittances and items not allocated	76	717
Asset valuation reserve	11,811	10,153
Payable to parent and affiliates	—	818
Reinsurance in unauthorized and certified companies	915	1,019
Funds held under coinsurance	157,239	152,758
Payable for securities	1,203	571
Other liabilities	1,247	918

Total general account liabilities	745,395	779,611
SEPARATE ACCOUNT LIABILITIES	1,048,128	1,072,779

Total liabilities	1,793,523	1,852,390
CAPITAL STOCK AND SURPLUS:
Common capital stock, $350 par value – 6,001 shares authorized: 6,001 shares issued and outstanding	2,100	2,100
Gross paid in and contributed surplus	357,400	357,400
Unassigned funds	90,840	39,039

Total surplus	448,240	396,439

Total common capital stock and surplus	450,340	398,539

TOTAL LIABILITIES, CAPITAL STOCK AND SURPLUS	$2,243,863	$2,250,929

See notes to statutory financial statements.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

STATUTORY STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018 (IN THOUSANDS)

	2020	2019	2018
INCOME:
Premiums and annuity considerations	$13,251	$12,357	$12,535
Considerations for supplementary contracts with life contingencies	5,981	10,600	9,144
Net investment income	44,078	47,702	42,491
Amortization of interest maintenance reserve	1,351	1,497	2,003
Commissions and expense allowances on reinsurance ceded	613	638	5,335
Income from fees associated with investment management, administration and contract guarantees from Separate Accounts	17,150	18,518	20,626
Other income	3,245	3,366	3,821

Total Income	85,669	94,678	95,955
BENEFITS AND EXPENSES:
Death benefits	109	—	57
Annuity benefits	38,521	51,234	52,958
Surrender benefits and withdrawals for life contracts	119,409	176,714	173,671
Interest and adjustments on contracts or deposit-type contract funds	1,337	1,321	1,078
Payments on supplementary contracts with life contingencies	7,148	5,541	4,359
Decrease in aggregate reserves for life and accident and health contracts	(47,813)	(44,699)	(14,469)

Total Benefits	118,711	190,111	217,654
Commissions on premiums and annuity considerations (direct business only)	3,873	4,294	4,724
General insurance expenses	6,812	9,883	11,554
Insurance taxes, licenses and fees, excluding federal income taxes	(1,229)	617	(898)
Net transfers from Separate Accounts net of reinsurance	(116,590)	(164,649)	(162,517)
Other deductions	6,771	6,865	6,598

Total Benefits and Expenses	18,348	47,121	77,115
Net gain from operations before federal income tax expense and net realized capital (losses) gains	67,321	47,557	18,840
Federal income tax expense, excluding tax on capital (losses) gains	9,089	12,611	3,261

Net gain from operations after federal income taxes and before net realized capital (losses) gains	58,232	34,946	15,579
Net realized capital (losses) gains less capital gains tax and transfers to the interest maintenance reserve	(288)	195	(386)

NET INCOME	$57,944	$35,141	$15,193

See notes to statutory financial statements.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

STATUTORY STATEMENTS OF CHANGES IN CAPITAL STOCK AND SURPLUS

FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018 (IN THOUSANDS)

	2020	2019	2018
CAPITAL STOCK AND SURPLUS, BEGINNING OF YEAR	$398,539	$366,354	$369,198
Net income	57,944	35,141	15,193
Change in net unrealized capital (losses) gains, net of deferred income tax	(1)	(487)	338
Change in net deferred income tax	(4,586)	2,697	1,555
Change in non-admitted assets	(2)	9	3
Change in liability for reinsurance in unauthorized and certified companies	104	(40)	(192)
Change in asset valuation reserve	(1,658)	(6,865)	5,189
Prior period adjustment net of tax	—	1,730	—
Change in surplus as a result of reinsurance	—	—	(4,618)
Dividends to stockholder	—	—	(20,312)

CAPITAL STOCK AND SURPLUS, END OF YEAR	$450,340	$398,539	$366,354

See notes to statutory financial statements.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

STATUTORY STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018 (IN THOUSANDS)

	2020	2019	2018
CASH FROM OPERATIONS:
Premiums collected net of reinsurance	$19,234	$22,960	$21,681
Net investment income	43,783	47,956	45,315
Miscellaneous income	21,008	22,522	25,164

Total receipts	84,025	93,438	92,160
Benefits and loss related payments	(164,863)	(233,412)	(226,403)
Net transfers from Separate Accounts	109,652	169,363	151,098
Commissions, expenses paid and aggregate write-ins for deductions	(17,404)	(21,495)	(23,671)
Federal and foreign income taxes (paid) recovered	—	(1,836)	—

Total payments	(72,615)	(87,380)	(98,976)

Net cash from operations	11,410	6,058	(6,816)

CASH FROM INVESTMENTS:
Proceeds from investments sold, matured or repaid:
Bonds	200,456	90,045	361,890
Stocks	1,109	2,643	23,000
Mortgage loans	4,236	13,903	5,899
Miscellaneous proceeds	5,637	—	2,587

Total investment proceeds	211,438	106,591	393,376
Cost of investments acquired (long-term only):
Bonds	(140,387)	(101,147)	(378,609)
Stocks	(500)	—	(15,000)
Mortgage loans	—	(22,652)	(10,773)
Other invested assets	(83)	—
Miscellaneous applications	(223)	(9,722)	—

Total investments acquired	(141,193)	(133,521)	(404,382)
Net increase in contract loans and premium notes	(954)	(1,385)	(231)

Net cash from investments	69,291	(28,315)	(11,237)

CASH FROM FINANCING AND MISCELLANEOUS SOURCES:
Net deposits on deposit-type contracts and other liabilities	2,694	1,520	4,279
Dividends to stockholder	—	—	(20,312)
Other cash provided (applied)	2,463	1,495	(4,042)

Net cash from financing and miscellaneous sources	5,157	3,015	(20,075)

Net change in cash, cash equivalents and short-term investments	85,858	(19,242)	(38,128)
CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS:
Beginning of year	43,013	62,255	100,383

End of year	$128,871	$43,013	$62,255

SUPPLEMENTAL SCHEDULE OF NON-CASH ACTIVITIES

	2020	2019	2018
Exchanges of debt securities	$5,224	$10,823	$17,341
Transfer of preferred stocks to bonds	—	—	1,000
Transfer of bonds to other invested assets	—	747	—
Amortization of reinsurance gain	—	—	4,618
Prior period adjustment	—	2,190	—

See notes to statutory financial statements.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

1.	DESCRIPTION OF THE BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

GENERAL

Delaware Life Insurance Company of New York (the “Company”) is a stock life insurance company incorporated under the laws of the State of New York. The Company is a direct, wholly-owned subsidiary of Delaware Life Insurance Company (“DLIC”). DLIC is a direct, wholly-owned subsidiary of Group One Thousand One, LLC.

The Company’s business includes a variety of wealth accumulation and protection products, including individual fixed and variable annuities, individual and group life insurance, and group disability insurance. The Company has reinsured certain risks related to some of these products to former affiliated and non-affiliated reinsurers. The Company also sold group life and disability insurance, of which 100% of these risks have been reinsured.

BASIS OF PRESENTATION – ACCOUNTING PRACTICES

The accompanying financial statements of the Company are presented on the basis of accounting practices prescribed or permitted by the New York State Department of Financial Services (the “Department”). The Department recognizes only statutory accounting principles prescribed or permitted by the State of New York for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under the New York Insurance Law. The National Association of Insurance Commissioners’ (“NAIC’s”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of prescribed or permitted accounting principles by the State of New York.

There was no difference in the Company’s net income (loss) or capital stock and surplus between NAIC SAP and practices prescribed and permitted by the State of New York as of December 31, 2020 and 2019 and for the years ended December 31, 2020, 2019 and 2018.

Accounting principles and procedures of the NAIC, as prescribed or permitted by the Department, comprise a comprehensive basis of accounting principles other than accounting principles generally accepted in the United States of America (“GAAP”). The more significant differences affecting the Company are as follows:

Statutory accounting principles do not recognize the following assets or liabilities, which are reflected under GAAP: deferred policy acquisition costs and unearned premium reserves. Deferred policy acquisition costs create a temporary tax difference as disclosed in Note 12. An asset valuation reserve (“AVR”) and interest maintenance reserve (“IMR”) are established under statutory accounting principles but not under GAAP. Methods for calculating investment valuation allowances differ under statutory accounting principles and GAAP. Actuarial assumptions and reserving methods differ under statutory accounting principles and GAAP. There are certain limitations on the admissibility of net deferred tax assets (“DTAs”) under statutory accounting principles. Certain contracts with a market value adjustment (“MVA”) feature are classified within the Company’s General Account under GAAP, but are classified within the Company’s non-insulated Separate Accounts under statutory accounting principles.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

Under GAAP, investments in fixed maturity securities classified as available-for-sale or trading are carried at aggregate fair value. Changes in unrealized gains and losses are reported net of taxes in a separate component of stockholder’s equity for available-for-sale securities, and changes in unrealized gains and losses on trading securities are recorded in net investment income. Fixed maturity securities are generally carried at amortized cost under statutory accounting principles.

Annuity considerations are recognized as revenue when received. Expenses incurred in connection with acquiring new insurance business, if any, including acquisition costs such as sales commissions, are charged to operations as incurred.

USE OF ESTIMATES

The preparation of financial statements in conformity with statutory accounting principles prescribed or permitted by the State of New York requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. It also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The most significant estimates are those used in determining the fair value of financial instruments, allowance for loan losses, aggregate reserves for life policies and annuity contracts, contract claims incurred but not reported, deferred income taxes, provision for income taxes, and other-than-temporary-impairments (“OTTI”) of investments.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Company in preparing the accompanying statutory-basis financial statements:

FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including cash equivalents, short-term investments, bonds, equity securities, and mortgage loans. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize potential losses.

CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

Cash, cash equivalents, and short-term investments are liquid assets. The Company’s cash equivalents primarily include commercial paper and money market instruments, which have an original term to maturity of less than three months. The carrying value for cash, cash equivalents, and short-term investments is stated at amortized cost, which approximates fair value. Short-term investments, with the exception of money market instruments which are carried at fair value per Statement of Statutory Accounting Principles (“SSAP”) No. 2R, Cash, Cash Equivalents, Drafts and Short Term Investments, include bonds with a term to maturity exceeding three months, but less than one year on the date of acquisition.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

INVESTMENTS

Bonds

Investments in bonds, mortgage-backed securities (“MBS”), and asset-backed securities (“ABS”) are stated at amortized cost using the scientific method. Where the NAIC designation of the bond has fallen to 6 and the fair value has fallen below amortized cost, they are carried at fair value. Adjustments to the value of MBS and ABS securities based on changes in cash flows, including those related to changes in prepayment assumptions, are made retrospectively. As part of this process, a third-party vendor for each security type was appointed by the NAIC to develop a revised NAIC designation methodology. The ratings for residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”) are determined by comparing the insurer’s carrying value divided by the remaining par value to price ranges provided by the third-party vendor corresponding to each NAIC designation. Comparisons are initially made to the model based on amortized cost. Where the resulting designation is an NAIC 6 per the model, further comparison based on fair value is required which, in some cases, results in a higher final NAIC designation.

The definition of structured securities under SSAP No. 43R, Loan Backed and Structured Securities – Revised, includes certain types of ABS and MBS securities that do not follow the revised rating methodology described above, including, but not limited to, equipment trust certificates, credit tenant loans, 5*/6* securities, interest-only securities, and those with Securities Valuation Office (“SVO”) assigned NAIC designations. Interest income on bonds, MBS and ABS is recognized when earned based upon estimated principal repayments, if applicable. For bonds subject to prepayment risk, yields are recalculated and asset balances adjusted periodically so that expected return on future cash flows matches the expected return over the life of the investment from acquisition. If the collection of all contractual cash flows is not probable, an OTTI may be indicated. The process of analyzing securities for OTTI adjustment is further described in Note 3.

Bonds not backed by other loans are stated at amortized cost, net of OTTI, using the scientific method.

Preferred Stocks and Common Stocks

Preferred stocks with an NAIC designation of 1 through 3 are stated at amortized cost. Those with NAIC designations of 4 through 6 are stated at the lower of cost or fair value. Common stocks are stated at fair value. OTTI on stocks is evaluated under the methodology described in Note 3.

Mortgage Loans on Real Estate

Mortgage loans are stated at unpaid principal balances, net of provisions for estimated losses. Mortgage loans acquired at a premium or discount are carried at amortized cost using the effective interest rate method, net of provisions for estimated losses. Purchases and sales of mortgage loans are recognized or derecognized in the Company’s Statutory Statements of Admitted Assets, Liabilities and Capital Stock and Surplus on the loan’s trade date, which is the date that the Company funds the purchase or receives the proceeds from the sale. Transaction costs on mortgage loans are capitalized on initial recognition and are recognized in the Company’s Statements of Operations using the effective interest rate method. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property’s value at the time that the original loan was made. The Company regularly assesses the value of the collateral.

A mortgage loan is considered impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. When a mortgage loan is classified as impaired, allowances for credit losses are established to adjust the carrying value of the loan to its net recoverable amount.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

A specific allowance for loan loss is established for an impaired loan if the present value of expected cash flows discounted at the loan’s effective interest rate, or the fair value of the collateral less cost to sell, is less than the recorded amount of the loan. The full extent of impairment in the mortgage portfolio cannot be assessed solely by reviewing loans individually. A general allowance for loan loss is established based on an assessment of past loss experience on groups of loans with similar characteristics and current economic conditions. While management believes that it uses the best information available to establish loan loss allowances, future adjustments may become necessary if economic conditions differ from the assumptions used in calculating them.

Interest income is recognized on mortgage loans when the collection of contractually specified future cash flows is probable, in which case cash receipts are recorded in accordance with the effective interest rate method. Interest income is not recognized on impaired mortgage loans, and these mortgage loans are placed in a non-accrual status when the collection of contractually-specified future cash flows is not probable, in which case cash receipts are applied in the following order: first against the carrying value of the loan, then against the provision, and then to income. The accrual of interest resumes when the collection of contractually-specified future cash flows becomes probable based on certain facts and circumstances.

Changes in allowances for losses are recorded as changes in unrealized gains and losses to surplus. Once the conditions causing impairment improve and future payments are reasonably assured, the mortgages are no longer classified as impaired and the Company resumes the accrual of income. However, if the original terms of the contract have been changed, resulting in the Company providing an economic concession to the borrower at below market rates, then the mortgage is reclassified as restructured. If the conditions causing impairment do not improve and future payments remain unassured, the Company typically derecognizes the asset through disposition or foreclosure. Uncollectible collateral-dependent loans are written off through realized losses for any difference between the carrying value and amount received for the underlying property at the time of disposition or foreclosure.

Contract Loans

Contract loans are carried at the amount of outstanding principal balance. Contract loans are collateralized by the related insurance policy and do not exceed the net cash surrender value of such policy.

Other Invested Assets

Other invested assets (excluding investments accounted for under the equity method) include surplus debentures. Third-party pricing services are used to determine the fair value of surplus debentures.

Asset Valuation Reserve and Interest Maintenance Reserve

The AVR is established as a liability based upon a formula prescribed by the NAIC to offset potential credit-related investment losses on all invested assets, with changes in the AVR charged or credited directly to surplus. The IMR is established as a liability to capture realized gains and losses, net of income tax, on the sale of fixed income investments, principally bonds and mortgage loans, resulting from changes in the general level of interest rates, and is amortized into income over the remaining years to expected maturity of the assets sold.

POLICY AND CONTRACT RESERVES

The reserves for life insurance policies, accident and health insurance policies, and annuity contracts are computed in accordance with presently accepted actuarial standards, and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates) which produce reserves at least as great as those required by law and/or contract provisions.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

Accident and health insurance benefit reserves are developed by actuarial methods and are determined based on either published tables using specified statutory interest rates, mortality or morbidity assumptions, Company experience, and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the amounts required by law.

Liabilities for unpaid claims consist of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported. These liabilities include estimates of the expenses that will be incurred in connection with the payment of the benefit payments. The amounts reported are based upon historical experience, adjusted for trends and current circumstances. Management believes that the recorded liability is sufficient to provide for the associated claims adjustment expenses. Revisions of these estimates are included in operations in the year such adjustments are determined to be required.

DEPOSIT-TYPE CONTRACTS

Liabilities for investment-type contracts, such as supplementary contracts not involving life contingencies, are based on account value or accepted actuarial standards and methods including use of prescribed interest rates.

INCOME TAXES

The Company accounts for current and deferred income taxes and recognizes reserves for income tax contingencies in accordance with SSAP No. 101, Income Taxes. Under the applicable asset and liability method for recording deferred income taxes, deferred taxes are recognized when assets and liabilities have different values for financial statement and tax reporting purposes, using enacted tax rates in effect for the year in which the differences are expected to reverse. The effect of a change in tax rates on DTAs and deferred tax liabilities (“DTLs”) is recognized in the period that includes the enactment date. Valuation allowances on DTAs are estimated based on the Company’s assessment of the realizability of such amounts. Refer to Note 12 of the Company’s financial statements for further discussion of the Company’s income taxes.

SEPARATE ACCOUNTS

The Company has established insulated Separate Accounts applicable to various classes of contracts providing for variable benefits. Contracts for which funds are invested in the variable Separate Accounts include individual and group life insurance and annuity contracts. The assets in these insulated Separate Accounts are carried at fair value and the investment risk associated with such assets is retained by the contract holder. These variable products provide minimum death benefits and, in certain annuity contracts, minimum accumulation or withdrawal benefits. The minimum guaranteed benefit reserves associated with the insulated Separate Accounts are reported in Aggregate Reserves for Life Contracts in the Company’s Statements of Admitted Assets, Liabilities, Capital Stock and Surplus.

The Company has also established non-insulated Separate Accounts for certain annuity contracts that include an MVA feature associated with fixed rates, including the amounts allocated to the fixed portion of certain combination fixed and variable deferred annuity contracts. Assets in the non-insulated Separate Accounts are carried at fair value. The assets of the non-insulated Separate Accounts are not legally insulated and can be used by the Company to satisfy General Account obligations.

Net investment income, capital gains and losses, and changes in invested asset values in the insulated variable Separate Accounts are allocated to policyholders and therefore do not affect the operating results of the Company. The Company earns Separate Account fees for providing administrative services and bearing the mortality and other guaranteed benefit risks related to contracts for which funds are invested in variable Separate Accounts.

Certain activity from the variable Separate Accounts is reflected in the Company’s financial statements as follows:

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

•	The fees that the Company receives, which are assessed periodically and recognized as revenue when assessed.

•

The activity related to guaranteed minimum death benefit, guaranteed minimum accumulation benefits, guaranteed minimum income benefits, and guaranteed minimum withdrawal benefits, which is reflected in the Company’s financial statements.

•	Premiums and withdrawals with offsetting transfers to/from the variable Separate Accounts are reflected in the Statement of Operations.

•	Transfers from the variable Separate Accounts due and accrued.

•

The dividends received deduction (the “DRD”), which is included in the Company’s income tax expense, is calculated based upon the variable Separate Accounts’ assets held in connection with variable contracts.

ACCOUNTING PRONOUNCEMENTS

New and Adopted Accounting Pronouncements

Effective June 30, 2020, the NAIC adopted changes to the Working Capital Finance Investments Program requirements in SSAP No. 105, Working Capital Finance Investments. The adoption of the revisions within SSAP No. 105 did not have a significant impact on the financial statements of the Company.

Effective January 1, 2020, the NAIC adopted revisions to SSAP No. 51R, Life Contracts, and SSAP No. 3, Accounting Changes and Corrections of Errors, related to a grade-in approach of reporting changes in the reserve valuation basis as a result of Section 21 of the Valuation Manual (“VM-21”). The adoption of the new guidance did not have a significant impact on the financial statements of the Company.

Effective January 1, 2020, the Company adopted New York Insurance Regulation 213 (11 NYCRR 103) (“Regulation 213”), enacted by the Department to implement additional life insurance reserve requirements related to the principle-based reserving framework required by the NAIC. The adoption of the Regulation 213 requirements did not have a significant impact on the financial statements of the Company.

The Company did not have any substantive adoptions during 2019.

Effective January 1, 2018, the NAIC adopted changes to SSAP No. 100, Fair Value, to allow net asset value per share as a practical expedient to fair value, either when specifically named in a SSAP or when specific conditions exist. The Company elected to early adopt this guidance in its 2017 reporting. The adoption of the revisions within SSAP No. 100 did not have a significant impact on the financial statements of the Company.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

CORRECTIONS OF ERRORS

During 2019, the Company discovered an error related to the calculation of actuarial reserves. This error was corrected and recorded, net of tax, through surplus in the Statutory Statements of Changes in Capital Stock and Surplus in the amount of $1.7 million. The Company did not have any corrections of errors during 2020 or 2018.

2.	RELATED-PARTY TRANSACTIONS

The Company has significant transactions with affiliates and other related parties. Intercompany revenues and expenses recognized as a result of these transactions may not necessarily be indicative of costs that would be incurred if the Company operated on a stand-alone basis and if these transactions were with unrelated parties. The following is a summary of significant transactions with affiliates and other related parties.

Administrative Service Agreements and Other

The Company participates in the Group 1001 401(k) Savings Plan (the “401(k) Plan”) (formerly the Delaware Life Insurance Company 401(k) Savings Plan), which qualifies under Section 401(k) of the Internal Revenue Code and includes a retirement investment account feature (the “RIA”) that qualifies under Section 401(a) of the Internal Revenue Code. The plan name change was effective January 1, 2019 when the plan sponsorship was changed from DLIC to Group 1001 Resources, LLC (“GOTO Resources”). Expenses under the 401(k) Plan and the RIA are allocated by GOTO Resources (and formerly DLIC) to affiliates pursuant to intercompany service agreements. The allocated expenses to the Company for the years ended December 31, 2020, 2019 and 2018 were each $0.1 million.

The Company has a management services agreement with DLIC pursuant to which DLIC furnishes various investment, actuarial, and administrative services on a cost-reimbursement basis. Expenses incurred under this agreement amounted to approximately $4.8 million, $7.8 million and $9.4 million for the years ended December 31, 2020, 2019 and 2018, respectively.

On August 2, 2013, Group One Thousand One, LLC acquired all of the issued and outstanding shares of the Company’s parent, DLIC, from Sun Life Canada (U.S.) Holdings, Inc. (the “Sale Transaction”). In connection with the Sale Transaction, certain of the Company’s controlling persons agreed that the Company would comply with the filing and other requirements contained in Section 1505 of the New York Insurance Law with respect to any transaction subject to Section 1505(c) or (d) between (i) the Company and (ii) (a) Guggenheim Capital, LLC, or a subsidiary thereof, or (b) Sammons Enterprises, Inc., or a subsidiary thereof. The following are agreements that the Company has filed pursuant to the terms of this undertaking:

•

The Company has an investment management agreement with Guggenheim Partners Investment Management, LLC (“GPIM”), whereby GPIM provides investment management services for certain of the Company’s investments. Expenses incurred under this agreement amounted to approximately $1.6 million $1.7 million and $1.9 million for the years ended December 31, 2020, 2019 and 2018, respectively.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

•

The Company has a services agreement with Guggenheim Commercial Real Estate Finance, LLC (“GCREF”), whereby GCREF provides mortgage loan sourcing, origination and administration services to the Company. The servicing fees are netted from the debt service payments remitted by GCREF to the Company. The servicing fees incurred for the years ended December 31, 2020, 2019 and 2018 were $7.5 thousand, $7.5 thousand and $1.4 thousand, respectively.

At December 31, 2020 and 2019, the Company held non affiliated investments managed by GPIM as follows:

	December 31
(In Thousands)	2020	2019
Bonds	$10,154	$10,231
Common Stocks	4,340	4,756

Total Related Party	$14,494	$14,987

The Company has a principal underwriter’s agreement with Clarendon Insurance Agency, Inc. (“Clarendon”), an affiliate, whereby Clarendon serves as principal underwriter and distributor for variable insurance and annuity products issued by the Company. The Company did not incur any expenses under this agreement during 2020, 2019 and 2018.

The Company is party to a federal tax allocation agreement with DLIC as the common parent of an affiliated group of companies, of which the Company is a member. Refer to Note 12.

The Company had $0.9 million due from DLIC and other affiliates and $0.8 million due to DLIC and other affiliates as of December 31, 2020 and 2019, respectively, and $0.4 million included in general expenses due or accrued to other related parties as of December 31, 2020 and 2019 under the terms of various management and service contracts which provide for cash settlements on a quarterly or more frequent basis.

In January 2020, the Company, as borrower, entered into a $50.0 million demand promissory note (the “Note”) with DLIC as lender. The Note superseded the parties’ $35.0 million promissory note dated May 19, 2017 (the “Old Note”). The Company’s borrowings under the Note may be used for general corporate purposes. Borrowings bear interest at LIBOR + 115 basis points, with no commitment fees for any unused portion of the Note. Borrowings under the Old Note were subject to interest at LIBOR + 115 basis points, with a commitment fee of 48 basis points for any unused portion. The total commitment fees paid on the Old Note for the years ended December 31, 2019 and 2018 were approximately $161.4 thousand and $162.4 thousand, respectively. There was no amount outstanding under the Note as of December 31, 2020 or under the Old Note as of December 31, 2019.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

3.	BONDS AND PREFERRED STOCK

The statement value and fair value of the Company’s bonds and preferred stocks were as follows:

	December 31, 2020
(In Thousands)	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
Bonds:
U.S. Governments	$15,205	$6,131	$—	$21,336
All Other Government	—	—	—	—
U.S. States, Territories and Possessions (Direct and Guaranteed)	4,481	1,067	—	5,548
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	108,268	11,700	(77)	119,891
Industrial and Miscellaneous (Unaffiliated)	765,432	94,557	(5,531)	854,458
Hybrid Securities	60,234	4,998	(1,976)	63,256

Total Bonds	$953,620	$118,453	$(7,584)	$1,064,489

Preferred Stocks	$16,177	$289	$—	$16,466

	December 31, 2019
		Gross	Gross
	Statement	Unrealized	Unrealized	Estimated
(In Thousands)	Value	Gains	Losses	Fair Value
Bonds:
U.S. Governments	$15,327	$2,827	$(1)	$18,153
All Other Government	—	—	—	—
U.S. States, Territories and Possessions (Direct and Guaranteed)	7,804	682	—	8,486
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	103,511	6,409	(16)	109,904
Industrial and Miscellaneous (Unaffiliated)	827,775	53,231	(4,509)	876,497
Hybrid Securities	53,950	2,757	(1,699)	55,008

Total Bonds	$1,008,367	$65,906	$(6,225)	$1,068,048

Preferred Stocks	$16,458	$168	$—	$16,626

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

The statement value and estimated fair value by maturity date for bonds, other than ABS and MBS, are shown below. Actual maturities may differ from contractual maturities on ABS and MBS because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties; accordingly, the contractual maturities for those securities are not shown.

	December 31, 2020
(In Thousands)	Statement Value	Estimated Fair Value
Due In One Year or Less	$10,373	$10,508
Due After One Year Through Five Years	159,674	169,985
Due After Five Years Through Ten Years	164,633	186,972
Due After Ten Years	397,380	466,466

Total Before Asset and Mortgage-Backed Securities	732,060	833,931
Asset and Mortgage-Backed Securities	221,560	230,559

Total	$953,620	$1,064,490

Proceeds from sales and maturities of investments in bonds and preferred stock during 2020, 2019 and 2018 were $206.5 million, $104.5 million and $403.2 million, respectively, including non-cash transactions of $5.2 million, $11.6 million and $18.3 million, respectively; gross gains were $6.7 million, $2.2 million and $7.3 million, respectively, and gross losses were $1.3 million, $0.4 million and $7.7 million, respectively.

Bonds included above with a statement value of approximately $0.4 million at each year ended December 31, 2020 and 2019 were on deposit with the Department as required by law.

Investment grade bonds were 96.7% and 98.5% of the Company’s total bonds as of December 31, 2020 and 2019, respectively.

The fair value of publicly-traded bonds is determined using three primary pricing methods: third-party pricing services, non-binding broker quotes, and pricing models. Prices are first sought from third-party pricing services with the remaining unpriced securities priced using one of the other two methods. For privately-placed bonds, fair values are estimated using model prices or broker quotes. A portion of privately-placed fixed maturity securities (typically SEC Rule 144A securities) are priced using market prices.

Structured securities, such as ABS, RMBS and CMBS, are priced using third-party pricing services, a fair value model, or independent broker quotations. Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows, and prepayment speeds. In addition, estimates of expected future prepayments are factors in determining the price of ABS, RMBS and CMBS. These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral. Actual prepayment experience may vary from these estimates. Exposure to any single issuer is less than 10% of net admitted assets.

The fair value of the Company’s preferred stocks is first based on quoted market prices. Similar to fixed maturity securities, the Company uses pricing services and broker quotes to price preferred stocks for which the quoted market price is not available.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

Other-Than-Temporary-Impairments

The Company recognizes and measures OTTI for loan-backed and structured securities (“LBSS”) in accordance with SSAP No. 43R. In accordance with SSAP No. 43R, if the fair value of a LBSS is less than its amortized cost basis at the Statutory Statements of Admitted Assets, Liabilities and Capital Stock and Surplus date, the Company assesses whether the impairment is an OTTI. When an OTTI has occurred, the amount of OTTI recognized in earnings is the difference between the amortized cost basis of the security and the present value of its expected future cash flows, discounted at the effective interest rate implicit in the security.

If the Company intends to sell the LBSS, or if it is more likely than not that it will be required to sell the security before recovery of its amortized cost basis, an OTTI is considered to have occurred. The amount of the OTTI recognized in earnings is the difference between the amortized cost basis and the fair value of the security.

If the Company does not intend to sell the LBSS, or it is not more likely than not that it will be required to sell the security before recovery of its amortized cost basis, the Company performs cash-flow based testing to determine if the present value of its expected future cash flows discounted at the effective interest rate implicit in the security is less than its amortized cost basis.

Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third parties, along with assumptions and judgments about the future performance of the underlying collateral. Losses incurred on the respective portfolios are based on loss models using assumptions about key systematic risks, such as unemployment rates and housing prices, and loan-specific information, such as delinquency rates and loan-to-value ratios.

If the fair value of a bond, other than those subject to SSAP No. 43R, is less than its amortized cost basis at the Statutory Statement of Admitted Assets, Liabilities and Capital Stock and Surplus date, the Company assesses whether the impairment is an OTTI. When an OTTI has occurred, the amount of OTTI recognized in earnings is the difference between the amortized cost basis of the security and its fair value.

If the Company intends to sell the bond, or if it is more likely than not that it will be required to sell the security before recovery of its amortized cost basis, an OTTI is considered to have occurred. If the Company does not intend to sell the bond, or if it is not more likely than not that it will be required to sell the security before recovery of its amortized cost basis, the Company employs a portfolio monitoring process to identify securities that are OTTI.

The Company has an Asset Valuation Committee composed of investment and finance professionals which meets at least quarterly to review individual issues or issuers that may be of concern. In determining whether a security is OTTI, the Asset Valuation Committee considers the factors described below. The process involves a quarterly screening of all securities where fair value is less than the amortized cost basis. Discrete credit events, such as a ratings downgrade, are also used to identify securities that may be OTTI. The securities identified are then evaluated based on issuer-specific facts and circumstances, such as the issuer’s ability to meet current and future interest and principal payments, an evaluation of the issuer’s financial position and its near-term recovery prospects, difficulties being experienced by an issuer’s parent or affiliate, and management’s assessment of the outlook for the issuer’s sector.    In making these evaluations, the Asset Valuation Committee exercises considerable judgment. Based on the committee’s evaluation, issues or issuers are considered for inclusion on one of the Company’s following credit lists:

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

“Monitor List” - A security on this list is subject to a heightened level of monitoring because either the issue or the issuer or its industry, sector, geographic location, or political operating environment has been under stress.

“Watch List” - There is a preponderance of likelihood that either interest or principal will not be received according to the committee’s expectations and may result in an impairment or write-offs.

“Impaired List” - The Asset Valuation Committee has concluded that the Company has the intent to sell the security, it is more likely than not that the Company will be required to sell the security before recovery of its amortized cost basis, or the amortized cost basis of the security is not expected to be recovered due to expected delays or shortfalls in the contractually specified cash flows. For these investments, the amount of OTTI recognized in the Company’s Statement of Operations is the difference between the amortized cost basis of the security and its fair value or discounted cash flows.

Should it be determined that a security is OTTI, the Company records a loss through an appropriate adjustment in carrying value. $0.7 million of OTTI was recognized based on an intent to sell aviation industry assets prior to year end or shortly afterwards. The Company did not incur write-downs of bonds during 2019 or 2018.

There are inherent risks and uncertainties in management’s evaluation of securities for OTTI. These risks and uncertainties include factors both external and internal to the Company, such as general economic conditions, an issuer’s financial condition or near-term recovery prospects, market interest rates, unforeseen events which affect one or more issuers or industry sectors, and portfolio management parameters, including asset mix, interest rate risk, portfolio diversification, duration matching, and greater-than-expected liquidity needs.    All of these factors could impact management’s evaluation of securities for OTTI.

The gross unrealized losses and fair value of investments which have been deemed temporarily impaired, aggregated by investment category, number of securities, and length of time in an unrealized loss position, at December 31, 2020 were as follows:

(in thousands except # of securities)	Less than 12 months			12 months or more			Total
			Gross			Gross			Gross
		Fair	Unrealized		Fair	Unrealized		Fair	Unrealized
	#	Value	Losses	#	Value	Losses	#	Value	Losses
Bonds:
U.S. Governments	3	$9	$—	—	$—	$—	3	$9	$—
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	3	2,129	(73)	1	159	(4)	4	2,288	(77)
Industrial and Miscellaneous (Unaffiliated)	29	33,709	(1,344)	14	42,405	(4,187)	43	76,114	(5,531)
Hybrid Securities	2	2,249	(51)	3	22,092	(1,925)	5	24,341	(1,976)

Total Bonds	37	$38,096	$(1,468)	18	$64,656	$(6,116)	55	$102,752	$(7,584)

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

The gross unrealized losses and fair value of investments, which have been deemed temporarily impaired, aggregated by investment category, number of securities, and length of time in an unrealized loss position, at December 31, 2019 were as follows:

(in thousands except # of securities)	Less than 12 months			12 months or more			Total
			Gross			Gross			Gross
		Fair	Unrealized		Fair	Unrealized		Fair	Unrealized
	#	Value	Losses	#	Value	Losses	#	Value	Losses
Bonds:
U.S. Governments	5	$54	$(1)	—	$—	$—	5	$54	$(1)
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	3	1,464	(13)	2	5,480	(3)	5	6,944	(16)
Industrial and Miscellaneous (Unaffiliated)	33	60,508	(389)	40	46,216	(4,120)	73	106,724	(4,509)
Hybrid Securities	—	—	—	3	23,254	(1,699)	3	23,254	(1,699)

Total Bonds	41	$62,026	$(403)	45	$74,950	$(5,822)	86	$136,976	$(6,225)

The Company had indirect exposure to sub-prime loans with a book adjusted carrying value of $4.5 million and $4.6 million as of December 31, 2020 and 2019, respectively, which represented approximately 0.4% and 0.4% of the Company’s total invested assets as of December 31, 2020 and 2019, respectively.

The Company’s overall exposure to sub-prime mortgage risk as of December 31, 2020 and 2019 was as follows (in thousands):

2020
Type	Actual Cost	Book/Adjusted Carrying Value (excluding interest)	Fair Value
Residential Mortgage Backed Securities	$4,454	$4,454	$4,646

	$4,454	$4,454	$4,646

2019
Type	Actual Cost	Book/Adjusted Carrying Value (excluding interest)	Fair Value
Residential Mortgage Backed Securities	$4,641	$4,641	$4,794

	$4,641	$4,641	$4,794

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

4.	MORTGAGE LOANS ON REAL ESTATE

The Company invests in commercial first mortgage loans throughout the United States. The Company monitors the condition of the mortgage loans in its portfolio. In those cases, where mortgages have been restructured, appropriate allowances for losses have been made. In those cases where, in management’s judgment, the mortgage loan’s values are impaired, appropriate losses are recorded.

The following table shows the geographic distribution of the statement value of the Company’s mortgage loan portfolio as of December 31, 2020 and 2019:

(In Thousands)	2020	2019
California	$8,071	$8,226
Florida	2,155	2,297
Georgia	3,795	3,822
Idaho	248	283
Illinois	10,223	10,000
Kansas	4,878	5,250
New York	9,638	9,783
North Carolina	6,783	8,240
South Carolina	—	1,649
Texas	55	183
General allowance for loan loss	(104)	(104)

Total Mortgage Loans on Real Estate	$45,742	$49,629

The Company had no outstanding mortgage loan commitments on real estate as of December 31, 2020 and 2019.

The Company originated no new mortgage loans during the year ended December 31, 2020. The Company originated three mortgage loans and made two additional investments after acquisition with a total cost of $22.6 million during the year ended December 31, 2019 with rates ranging from 5.2% to 6.04% and originated five mortgage loans and one additional investment after acquisition with a total cost of $10.8 million during the year ended December 2018 with rates ranging from 6.25% to 11.00%.

During the years ended December 31, 2020, 2019 and 2018, the Company did not reduce interest rates on any outstanding mortgage loans. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property’s value at the time that the original loan is made.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

A mortgage loan is considered impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. The allowance for credit losses is estimated using the present value of expected cash flows discounted at the loan’s effective interest rate or the fair value of the collateral. A specific allowance for loan loss is established for an impaired loan if the present value of expected cash flows discounted at the loan’s effective interest rate, or the fair value of the loan collateral, less cost to sell, is less than the recorded amount of the loan. The Company did not have a specific allowance for loan loss for the years ended December 31, 2020 and 2019. A general allowance for loan loss is established based on an assessment of past loss experience on groups of loans with similar characteristics and current economic conditions. The general allowance for loan loss was $0.1 million at December 31, 2020 and 2019. While management believes that it uses the best information available to establish the allowances, future adjustments may become necessary if economic conditions differ from the assumptions used in calculating them. At December 31, 2020 and 2019, the Company individually and collectively evaluated loans with a gross carrying value of $45.8 million and $49.7 million, respectively.

Delinquency status is determined based upon the occurrence of a missed contract payment. There were no loans past due greater than 90 days at December 31, 2020 or 2019.

The Company accrues interest income on impaired loans to the extent it is deemed collectible. Otherwise, receipts on non-performing loans are not recognized as interest income until the loan is no longer impaired, is sold, or is otherwise made whole. Any cash collected during the period where the loan is impaired is applied to lower its carrying value.

Other information is as follows:

		Residential		Commercial
(In Thousands)	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
As of December 31, 2020
Recorded Investment
Current	$—	$—	$—	$—	$45,846	$—	$45,846
As of December 31, 2019
Recorded Investment
Current	$—	$—	$—	$—	$49,733	$—	$49,733

The Company did not have any mortgages accruing interest more than 90 days past due or interest reduced during 2020 or 2019 and the Company had no investments in impaired loans during 2020 or 2019.

Allowance for credit losses was as follows:

(In Thousands)	2020	2019
Balance at beginning of period	$104	$104
Recoveries of amounts previously charged off	—	—

Balance at end of period	$104	$104

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

The following table provides an aging of past due mortgage loans on real estate as of December 31, 2020 and 2019, based on the recorded investment net of allowances for credit losses:

(In Thousands)	2020	2019
Current	$45,846	$49,733
Total Allowance for Loan Loss	(104)	(104)

Total Mortgage Loans on Real Estate	$45,742	$49,629

The credit quality of the Company’s mortgage loans is assessed by the debt service coverage ratio (“DSC”) and loan to value ratio (‘LTV”). The following table shows the recorded gross investment of the Company’s mortgage loans aggregated by LTV and DSC as of December 31, 2020 and 2019.

		2020
(In Thousands)	Debt Service Coverage Ratio
	>1.2x	1.0x to < 1.2x	<1.0x	Total
Loan to Value Ratio
0%-59.99%	$7,169	$—	$—	$7,169
60%-69.99%	18,023	15,776	4,878	38,677
70%-79.99%	—	—	—	—
80% or greater	—	—	—	—

Total	$25,192	$15,776	$4,878	$45,846

		2019
(In Thousands)	Debt Service Coverage Ratio
	>1.2x	1.0x to < 1.2x	<1.0x	Total
Loan to Value Ratio
0%-59.99%	$7,580	$12,134	$183	$19,897
60%-69.99%	23,049	6,787	—	29,836
70%-79.99%	—	—	—	—
80% or greater	—	—	—	—

Total	$30,629	$18,921	$183	$49,733

5.	INVESTMENT GAINS AND LOSSES

Realized capital gains and losses on bonds, preferred stock, and mortgages, which relate to changes in levels of interest rates, are charged or credited to the IMR, net of tax, and amortized into operations over the remaining contractual life of the security sold. Realized gains and losses from sales of all other investments are reported, net of tax, in the Company’s Statements of Operations but are not included in the computation of net gain from operations.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

Changes in unrealized gains and losses from investments carried at fair value are reported as a component of Capital Stock and Surplus, net of deferred income taxes.

Realized gains and losses, net of amounts transferred to the IMR and capital gains tax, are as follows:

	Years Ended December 31,
(In Thousands)	2020	2019	2018
Realized Gains (Losses):
Bonds	$4,702	$1,758	$(344)
Preferred Stocks	—	3	—
Mortgage Loans on Real Estate	—	(31)	—

Gross Realized (Losses) Gains	4,702	1,730	(344)
Capital Gains Tax (Benefit) Expense	987	364	191

Net Realized (Losses) Gains	3,715	1,366	(535)
Losses (Gains) Transferred to IMR (Net of Taxes)	(4,003)	(1,171)	149

Total	$(288)	$195	$(386)

Unrealized gains and losses and related deferred capital gains tax are as follows:

	Years Ended December 31,
(In Thousands)	2020	2019	2018
Changes in Net Unrealized Capital Gains (Losses),
Bonds	$—	$—	$11
Common Stocks	(1)	(487)	329

Subtotal	(1)	(487)	340
Deferred Capital Gains Tax	—	—	2

Total	$(1)	$(487)	$338

In 2016, the Company implemented a public bond trading strategy which resulted in the increase in investment cash flows from both sales and acquisitions of bonds. Included in the investment cash flows are proceeds from sales of bonds to related parties totaling $42.4 million for the year ended December 31, 2018. Net realized gains before taxes and transfers to the IMR associated with the related-party sales totaled $2.2 million for the year ended December 31, 2018. The public bond strategy was discontinued and no such transactions occurred during 2020 or 2019.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

6.	NET INVESTMENT INCOME

Net investment income consisted of:

	Years Ended December 31,
(In Thousands)	2020	2019	2018
Bonds	$42,136	$44,331	$41,036
Preferred Stocks	1,138	1,302	639
Common Stocks (unaffiliated)	132	534	69
Mortgage Loans on Real Estate	2,686	3,019	2,383
Contract Loans	263	207	186
Cash, Cash Equivalents and Short-term Investments	229	1,255	1,228
Other Investment Income	515	276	121

Gross Investment Income	47,099	50,924	45,662
Investment Expenses	(3,021)	(3,222)	(3,171)

Net Investment Income	$44,078	$47,702	$42,491

The Company’s policy is to exclude investment income due and accrued with amounts that are over 90 days past due or where the collection of income is uncertain. The Company did not exclude any investment income due and accrued from surplus for the years ended December 31, 2020, 2019 and 2018.

7.	REINSURANCE

The Company participates in reinsurance with other insurance companies under a yearly renewable term or coinsurance basis to limit the loss exposure on certain risks associated with its products. Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet the obligations assumed under the reinsurance agreement. To minimize its exposure to significant losses from reinsurer insolvencies, the Company regularly evaluates the financial condition of its reinsurers and monitors concentrations of credit risk. Management believes that any liability arising from this contingency is unlikely.

Under one reinsurance agreement, certain of the Company’s universal life insurance policies were reinsured on a coinsurance and funds held coinsurance basis. The Company had liabilities for the funds held under this treaty of $157.2 million and $152.8 million at December 31, 2020 and 2019, respectively. Pursuant to another reinsurance agreement, the Company ceded 100% of the liabilities under its group insurance policies on an indemnity coinsurance basis. In 2013, the Company recorded a deferred gain in surplus related to the group insurance treaty of which the remaining $4.6 million was amortized during 2018.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

The effects of reinsurance on premiums and benefits were as follows:

	Years Ended December 31,
(In Thousands)	2020	2019	2018
Premiums and Annuity Considerations:
Direct	$30,752	$28,702	$30,130
Ceded	(17,501)	(16,345)	(17,595)

Net Premiums and Annuity Considerations	$13,251	$12,357	$12,535

Insurance and Other Individual Policy Benefits and Claims:
Direct	$62,221	$85,018	$70,084
Ceded	(16,443)	(28,243)	(12,709)

Net Policy Benefits and Claims	$45,778	$56,775	$57,375

8.	RESERVES

The reserves for life insurance and annuity contracts are computed in accordance with presently accepted actuarial standards and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates and methodologies) which produce reserves at least as great as those required by law and contract provisions.

Deduction of deferred fractional premiums upon death of the insured and return of any portion of the final premium for the period beyond the date of death are not applicable to the business of the Company. Surrender values are not promised in excess of reserves legally computed.

For policies with annual extra premiums, additional reserves are held equal to one-half the extra premium. Extra premiums on single premium policies are amortized over ten years. Policies issued with premiums corresponding to ages higher than the true ages are valued at the rated-up ages. Policies issued subject to a lien are valued as if the full amount were payable without any deduction. For interest-sensitive policies, substandard risks are reflected in the cost of insurance charges.

As of December 31, 2020 and 2019, the Company had $1,352.0 million and $1,400.1 million, respectively, of insurance in force for which gross premiums were less than the net premiums according to the standard of valuation required by the State of New York. Reserves to cover the above insurance as of December 31, 2020 and 2019 totaled $43.5 million and $44.9 million, respectively.

The Tabular Interest, Tabular Less Actual Reserves Released, and the Tabular Cost have all been determined by formula, as described in the NAIC instructions. The Tabular Interest on funds not involving life contingencies was determined from the interest credited to the deposits. Other than normal updates of reserves, the only significant reserve changes as of December 31, 2020 and 2019 were the changes in additional reserves held due to asset adequacy analysis testing. Direct asset adequacy reserves in the General Account were $103.6 million and $126.4 million at December 31, 2020 and 2019. Net asset adequacy reserves were $82.6 million and $108.4 million at December 31, 2020 and 2019. Asset adequacy reserves in the non-insulated Separate Accounts were $21.0 million at December 31, 2020 and 2019.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

The details for other changes in reserves for the years ended December 31, 2020, 2019 and 2018 are as follows (in thousands):

				2020

Item	Total	Industrial Life	Ordinary Life Insurance	Ordinary Individual Annuities	Supplemental Contracts	Credit Life Group and Individual	Group Life Insurance	Group Annuities
Reg 213 & Asset/Liability analysis	$(25,787)	$—	$—	$(25,787)	$—	$—	$—	$—

Total —increase (decrease)	$(25,787)	$—	$—	$(25,787)	$—	$—	$—	$—

				2019

Item	Total	Industrial Life	Ordinary Life Insurance	Ordinary Individual Annuities	Supplemental Contracts	Credit Life Group and Individual	Group Life Insurance	Group Annuities
Asset/Liability analysis	$2,300	$—	$—	$2,300	$—	$—	$—	$—

Total —increase (decrease)	$2,300	$—	$—	$2,300	$—	$—	$—	$—

				2018

Item	Total	Industrial Life	Ordinary Life Insurance	Ordinary Individual Annuities	Supplemental Contracts	Credit Life Group and Individual	Group Life Insurance	Group Annuities
Asset/Liability analysis	$13,300	$—	$—	$11,300	$2,000	$—	$—	$—

Total —increase (decrease)	$13,300	$—	$—	$11,300	$2,000	$—	$—	$—

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

9.	WITHDRAWAL CHARACTERISTICS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT-TYPE LIABILITIES

The withdrawal characteristics of annuity actuarial reserves and deposit-type contract funds and other liabilities without life or disability contingencies were as follows:

December 31, 2020

A. INDIVIDUAL ANNUITIES

(In Thousands)	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total 12/31/2020	% of Total
1 Subject to Discretionary Withdrawal:
a With Market Value Adjustment	$—	$291,208	$—	$291,208	20.582%
b At Book Value Less Current Surrender Charge of 5% or More	3,520	—	—	3,520	24.9%
c At Fair Value	—	—	682,576	682,576	48.243%

d Total With Adjustment or at Market Value	3,520	291,208	682,576	977,304	69.074%
e At Book Value Without Adjustment (Minimal or No Charge or Adjustment)	403,534	—	—	403,534	28.521%
2 Not Subject to Discretionary Withdrawal	30,225	—	3,800	34,025	2.405%

3 Total (Gross: Direct and Assumed)	437,279	291,208	686,376	1,414,863	100.00%
4 Reinsurance Ceded	—	—	—	—

5 Total (Net)	437,279	291,208	686,376	1,414,863

6 Amount included in A(1)b above that will move to A(1)e in the year after the statement date.	$542	$—	$—	$542

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

B. DEPOSIT-TYPE CONTRACTS

(In Thousands)	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total 12/31/2020	% of Total
1 Subject to Discretionary Withdrawal:
a With Market Value Adjustment	$—	$—	$—	$—	—%
b At Book Value Less Current Surrender Charge of 5% or More	—	—	—	—	—%
c At Fair Value	—	—	916	916	4.432%

d Total With Adjustment or at Market Value	—	—	916	916	4.432%
e At Book Value Without Adjustment (Minimal or No Charge or Adjustment)	—	—	—	—	—%
2 Not Subject to Discretionary Withdrawal	19,746	—	—	19,746	95.568%

3 Total (Gross: Direct and Assumed)	19,746	—	916	20,662	100.000%
4 Reinsurance Ceded	—	—	—	—

5 Total (Net)	$19,746	$—	$916	$20,662
6 Amount included in B(1)b above that will move to B(1)e in the year after the statement date.	$—	$—	$—	$—

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

December 31, 2019

A. INDIVIDUAL ANNUITIES

(In Thousands)	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total 12/31/2019	% of Total
1 Subject to Discretionary Withdrawal:
a With Market Value Adjustment	$—	$298,964	$—	$298,964	20.397%
b At Book Value Less Current Surrender Charge of 5% or More	5,307	—	—	5,307	0.362%
c At Fair Value	—	—	707,486	707,486	48.269%

d Total With Adjustment or at Market Value	5,307	298,964	707,486	1,011,757	69.028%
e At Book Value Without Adjustment (Minimal or No Charge or Adjustment)	420,811	—	—	420,811	28.710%
2 Not Subject to Discretionary Withdrawal	30,119	—	3,036	33,155	2.262%

3 Total (Gross: Direct and Assumed)	456,237	298,964	710,522	1,465,723	100.000%
4 Reinsurance Ceded	—	—	—	—

5 Total (Net)	$456,237	$298,964	$710,522	$1,465,723

6 Amount included in A(1)b above that will move to A(1)e in the year after the statement date.	$4,419	$—	$—	$4,419

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

B. DEPOSIT-TYPE CONTRACTS

(In Thousands)	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total 12/31/2019	% of Total
1 Subject to Discretionary Withdrawal:
a With Market Value Adjustment	$—	$—	$—	$—	—%
b At Book Value Less Current Surrender Charge of 5% or More	—	—	—	—	—%
c At Fair Value	—	—	1,152	1,152	6.327%

d Total With Adjustment or at Market Value	—	—	1,152	1,152	6.327%
e At Book Value Without Adjustment (Minimal or No Charge or Adjustment)	—	—	—	—	—%
2 Not Subject to Discretionary Withdrawal	17,052	—	—	17,052	93.673%

3 Total (Gross: Direct and Assumed)	17,052	—	1,152	18,204	100.00%
4 Reinsurance Ceded	—	—	—	—

5 Total (Net)	$17,052	$—	$1,152	$18,204

6 Amount included in B(1)b above that will move to B(1)e in the year after the statement date.	$—	$—	$—	$—

10.	SEPARATE ACCOUNTS

The Company has established insulated Separate Accounts applicable to various classes of contracts providing for variable benefits. Contracts for which funds are invested in insulated variable Separate Accounts include individual and group life insurance and annuity contracts. The assets (securities) in these insulated accounts are carried at fair value and the investment risk associated with such assets is retained by the contract holder. These variable products provide minimum death benefits and, in certain annuity contracts, minimum accumulation income or withdrawal benefits. The minimum guaranteed benefit reserves associated with the insulated Separate Accounts are reported in “Aggregate reserve for life contracts” in the Company’s Statutory Statement of Admitted Assets, Liabilities and Capital Stock and Surplus.

The Company has also established non-insulated Separate Accounts for certain contracts that include an MVA feature associated with fixed rates, including for amounts allocated to the fixed portion of certain combination fixed and variable deferred annuity contracts. The assets in the non-insulated Separate Account are carried at fair value. The assets of the non-insulated Separate Account are not legally insulated and can be used by the Company to satisfy claims resulting from the General Account.

The Company earns Separate Account fees for providing administrative services and bearing the mortality and other guaranteed benefit risks related to variable contracts. Net investment income, capital gains and losses, and changes in mutual fund asset values in variable Separate Accounts are allocated to policyholders and therefore are not reflected in the Company’s Statement of Operations for the General Account.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

For the current reporting year, the Company reported assets and liabilities from the following products in a Separate Account:

•	Variable Life

•	Variable Annuity

•	MVA Annuity

A majority of the variable Separate Account assets are legally insulated from the Company’s General Account, whereas the non-insulated Separate Account assets are not legally insulated. The legal insulation of the Separate Account assets prevents such assets from being generally available to satisfy claims resulting from the General Account. The Separate Account classification of “legally insulated” vs. “not legally insulated” is supported by Section 4240 of the New York Insurance Laws.

The Company maintained Separate Account assets totaling $1,048.1 million and $1,072.8 million as of December 31, 2020 and 2019, respectively. As of December 31, 2020 and 2019, the Company’s Separate Account statements included legally insulated assets of $701.9 million and $726.3 million, respectively.

The assets legally insulated and not legally insulated from the General Account as of December 31, 2020 were attributable to the following products:

Products (In Thousands)	Legally Insulated Assets	Not-Legally Insulated Assets	Total
Variable Life	$6,943	$—	$6,943
Variable Annuity	694,991	—	694,991
MVA Annuity	—	346,195	346,195

Total	$701,934	$346,195	$1,048,129

Separate Account liabilities are determined in accordance with prescribed actuarial methodologies, which approximate the fair value of the related assets less applicable surrender charges. The resulting surplus is recorded in the Statement of Operations for the General Account as a component of “Net transfers from Separate Accounts net of reinsurance.” The variable Separate Accounts are non-guaranteed Separate Accounts, wherein the policyholder assumes substantially all the investment risks and rewards. MVA Separate Accounts are guaranteed Separate Accounts, wherein the Company contractually guarantees either a minimum return or account value to the policyholder. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the General Account.

To compensate the General Account for the risk associated with Separate Account guarantees, risk charges of $6.1 million, $6.4 million, and $6.9 million were received by the General Account from the Separate Accounts during the years ended December 31, 2020, 2019 and 2018, respectively.

The Company’s General Account paid expenses for Separate Account guarantees of $206.7 thousand, $390.9 thousand and $200.3 thousand for each of the years ended December 31, 2020, 2019 and 2018 respectively.

The Company does not engage in securities lending transactions within its Separate Accounts.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

An analysis of the Separate Account reserves as of December 31, 2020 is as follows:

(In Thousands)	Nonindexed Guarantee Less than/ equal to 4%	Nonguaranteed Separate Accounts	Total
Premiums, Considerations or Deposits for Year Ended 12/31/2020	$4,560	$5,427	$9,987
Reserves at 12/31/2020
For Accounts With Assets at:
Fair Value	312,208	694,181	1,006,389
Amortized Cost	—	—	—

Total Reserves	$312,208	$694,181	$1,006,389

By Withdrawal Characteristics:
With Market Value Adjustment	$312,208	$—	$312,208
At Fair Value	—	690,382	690,382

Subtotal	312,208	690,382	1,002,590
Not Subject to Discretionary Withdrawal	—	3,799	3,799

Total	$312,208	$694,181	$1,006,389

An analysis of the Separate Account reserves as of December 31, 2019 is as follows:

(In Thousands)	Nonindexed Guarantee Less Than/ Equal to 4%	Nonguaranteed Separate Accounts	Total
Premiums, Considerations or Deposits for Year Ended 12/31/2019	$2,299	$5,159	$7,458
Reserves at 12/31/2019
For Accounts With Assets at:
Fair Value	319,964	718,000	1,037,964
Amortized Cost	—	—	—

Total Reserves	$319,964	$718,000	$1,037,964

By Withdrawal Characteristics:
With Market Value Adjustment	$319,964	$—	$319,964
At Fair Value	—	714,964	714,964

Subtotal	319,964	714,964	1,034,928
Not Subject to Discretionary Withdrawal	—	3,036	3,036

Total	$319,964	$718,000	$1,037,964

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

Below is the reconciliation of “Net transfers (from) Separate Accounts net of reinsurance” in the Statement of Operations of the Company:

	Years Ended December 31,
(In Thousands)	2020	2019	2018
Transfers to Separate Accounts	$9,987	$7,458	$7,278
Transfers (from) Separate Accounts	(126,577)	(172,107)	(169,795)

Net Transfers (from) Separate Accounts	(116,590)	(164,649)	(162,517)

Transfers (from) Separate Accounts net of reinsurance in the Statement of Operations	$(116,590)	$(164,649)	$(162,517)

11.	FAIR VALUE OF FINANCIAL INSTRUMENTS

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Company uses various methods including market, income and cost approaches. The Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs.

The Company has categorized its financial instruments into a three-level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value in the Company’s Statutory Statements of Admitted Assets, Liabilities and Capital Stock and Surplus are categorized as follows:

Level 1

•	Valuation inputs are unadjusted quoted prices for identical assets or liabilities in an active market.

The types of assets and liabilities utilizing Level 1 valuations generally include cash, cash equivalents, short term investments, U.S. Treasury and agency securities and investments in publicly-traded mutual funds with quoted market prices.

Level 2

•	Valuation is based upon quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly.

Level 2 inputs include the following:

•	Quoted prices for similar assets or liabilities in active markets,

•	Quoted prices for identical or similar assets or liabilities in non-active markets,

•	Inputs other than quoted market prices that are observable, and

•	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

The types of assets and liabilities utilizing Level 2 valuations generally include U.S. government securities not backed by the full faith and credit of the U.S. government, municipal bonds, structured notes and certain ABS (including collateralized debt obligations, RMBS, and CMBS), certain corporate debt, preferred stock and certain private equity investments.

Level 3

•	Valuation utilizes techniques that require inputs that are both unobservable and significant to the overall fair value measurement.

These valuations reflect management’s opinions regarding the assumptions a market participant would use in pricing the asset or liability. Generally, the types of assets and liabilities utilizing Level 3 valuations are certain ABS, RMBS and CMBS, certain commercial mortgages, certain corporate debt, certain private equity investments, and certain mutual fund holdings.

There were no significant changes made in valuation techniques during 2020 or 2019. The Company had no liabilities classified by these levels as of December 31, 2020 and 2019. The fair value of the Company’s assets classified by these levels as of December 31, 2020 and 2019 were as follows (in thousands):

	December 31, 2020
Description	Level 1	Level 2	Level 3	Net Asset Value (“NAV”)	Total
Assets at Fair Value:
Common Stock - Unaffiliated (a)
Industrial and Miscellaneous	$—	$—	$4,340	$—	$4,340
Separate Accounts Assets (b) (c)	728,264	296,006	13,398	8,519	1,046,187

Total Assets at Fair Value	$728,264	$296,006	$17,738	$8,519	$1,050,527

	December 31, 2019
Description	Level 1	Level 2	Level 3	NAV	Total
Assets at Fair Value:
Common Stock - Unaffiliated (a)
Industrial and Miscellaneous	$—	$—	$4,756	$—	$4,756
Separate Accounts Assets (b) (c)	742,961	293,745	25,880	7,782	1,070,368

Total Assets at Fair Value	$742,961	$293,745	$30,636	$7,782	$1,075,124

(a)	Common stocks are carried at fair value.
(b)

Separate Account assets include invested assets carried at fair value, but exclude approximately $1.9 million and $2.4 million of investment income and receivables due at December 31, 2020 and 2019, respectively, which are included in Separate Account Assets in the Statement of Admitted Assets, Liabilities, and Capital Stock and Surplus.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

(c)

Includes assets with a fair value of $8.5 million and $7.8 million at December 31, 2020 and 2019, respectively, in hedge funds, private equities and other alternative investments for which fair value is measured at Net Asset Value (“NAV”) using the practical expedient. These investments are not quoted on a securities exchange or in the over the counter market. As of December 31, 2020 and 2019, there were no unfunded commitments. The investments have liquidity restrictions consisting of notice periods (typically 60 days), redemption schedules (typically quarterly) and hold backs (typically 3% of the investment is held back until the next annual audit is completed). The redemption period may be extended if there is a delay in liquidating underlying holdings within an investment. The investments are within the policyholders separate accounts so any fluctuation in NAV will result in a corresponding change in the policyholder reserve liability and therefore will have no impact on income.

None of the Company’s assets measured at fair value transferred between levels 1 and 2 during the years ended December 31, 2020 and 2019. The following is a reconciliation of the beginning and ending balances for assets which were categorized as Level 3 for the years ended December 31, 2020 and 2019 (in thousands):

2020	Beginning Balance at 01/01/2020	Transfers Into Level 3	Transfers Out of Level 3	Total Gains and (Losses) Included in Net Income	Total Gains and (Losses) Included in Surplus	Purchases	Sales	Settlements	Ending Balance at 12/31/2020
Assets
Common Stock—Unaffiliated Industrial and Miscellaneous	$4,756	$—	$—	$—	$(104)	$—	$(312)	$—	$4,340
Separate Accounts Assets	25,880	—	(1,560)	299	(403)	—	(8,298)	(2,520)	13,398

Total Assets	$30,636	$—	$(1,560)	$299	$(507)	$—	$(8,610)	$(2,520)	$17,738

2019	Beginning Balance at 01/01/2019	Transfers Into Level 3	Transfers Out of Level 3	Total Gains and (Losses) Included in Net Income	Total Gains and (Losses) Included in Surplus	Purchases	Sales	Settlements	Ending Balance at 12/31/2019
Assets
Common Stock—Unaffiliated Industrial and Miscellaneous	$5,243	$—	$—	$—	$(487)	$—	$—	$—	$4,756
Separate Accounts assets	58,300	1,503	(12,050)	165	(264)	2,000	(21,612)	(2,162)	25,880

Total assets	$63,543	$1,503	$(12,050)	$165	$(751)	$2,000	$(21,612)	$(2,162)	$30,636

The Company transfers assets into or out of Level 3 at fair value as of the beginning of the reporting period. Transfers made were the result of changes in the level of observability of inputs used to price the assets or liabilities or changes in NAIC designations.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

The tables below present the balances of Level 3 assets measured at fair value with their corresponding pricing sources as of December 31:

2020	Valuation Techniques	Significant Unobservable Inputs	Fair Value (in Thousands)	Range	Weighted Average
Assets:
Common Stock	Matrix Pricing	Spreads	$4,340	1	1
Separate Accounts Assets	Matrix Pricing	Spreads	3,365	52-109	100
	Market Pricing	Quoted Prices	5,292	34-112	79

Total Assets			$12,997

2019	Valuation Techniques	Significant Unobservable Inputs	Fair Value (in Thousands)	Range	Weighted Average
Assets:
Common Stock	Matrix Pricing	Spreads	$4,756	1	1
Separate Accounts Assets	Matrix Pricing	Spreads	10,898	33-113	91
	Market Pricing	Quoted Prices	1,809	98-101	101

Total Assets			$17,463

The following table presents estimated fair values and the carrying amounts of the Company’s financial instruments as of December 31, 2020:

(In Thousands) Type of Financial Instrument	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	NAV	Not Practicable (Carrying Value)
Cash, Cash Equivalents and Short-term Investments	$128,871	$128,871	$128,871	$—	$—	$—	$—
Bonds	1,064,490	953,620	19,143	978,166	67,181	—	—
Preferred Stocks	16,466	16,177	—	2,789	13,677	—	—
Common Stocks	4,340	4,340	—	—	4,340	—	—
Mortgage Loans on Real Estate	44,701	45,742	—	—	44,701	—	—
Contract Loans	8,927	6,802	—	—	8,927	—	—
Other Invested Assets	3,322	2,795	—	3,153	—	169	—
Separate Account Assets	1,046,187	1,046,187	728,264	296,006	13,398	8,519	—
Contractholder Deposit Funds and Other Policyholder Liabilities	(21,624)	(19,746)	—	—	(21,624)	—	—
Separate Account Liabilities	(916)	(916)	—	—	(916)	—	—

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

The following table presents estimated fair values and the carrying amounts of the Company’s financial instruments as of December 31, 2019:

(In Thousands) Type of Financial Instrument	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3	NAV	Not Practicable (Carrying Value)
Cash, Cash Equivalents and Short-term Investments	$43,013	$43,013	$43,013	$—	$—	$—	$—
Bonds	1,068,048	1,008,367	15,473	1,007,166	45,409	—	—
Preferred Stocks	16,626	16,458	—	2,168	14,458	—	—
Common Stock	4,756	4,756	—	—	4,756	—	—
Mortgage Loans on Real Estate	50,814	49,629	—	—	50,814	—	—
Contract Loans	6,867	5,853	—	—	6,867	—	—
Other invested assets	2,928	2,638	—	2,928	—	—	—
Separate Account Assets	1,070,368	1,070,368	742,961	293,745	25,880	7,782	—
Contract Holder Deposit Funds and Other Policyholder Liabilities	(17,925)	(17,052)	—	—	(17,925)	—	—
Separate Account Liabilities	(1,152)	(1,152)	—	—	(1,152)	—	—

The methods and assumptions that the Company uses in determining the estimated fair value of its financial instruments are summarized below:

Cash, cash equivalents and short-term investments - The carrying value for cash, cash equivalents and short-term investments approximates fair value due to the short-term nature and liquidity of the balances.

Bonds - The Company determines the fair value of its publicly-traded fixed maturity securities using three primary pricing methods: third-party pricing services, non-binding broker quotes and pricing models. Prices are first sought from third-party pricing services with the remaining unpriced securities priced using one of the other two methods. Third-party pricing services derive the security prices through recently reported trades for identical or similar securities with adjustments for trading volumes and market observable information through the reporting date. In the event that there are no recent market trades, pricing services and brokers may use pricing models to develop a security price based on future expected cash flows discounted at an estimated market rate using collateral performance and vintages. The Company generally does not adjust quotes or prices obtained from brokers or pricing services.

Structured securities, such as ABS, RMBS and CMBS, are priced using third-party pricing services, a fair value model, or independent broker quotations. Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows, and prepayment speeds. In addition, estimates of expected future prepayments are factors in determining the price of ABS, RMBS and CMBS. These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral. Actual prepayment experience may vary from these estimates.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

For privately-placed fixed maturity securities, fair values are estimated using model prices or broker quotes. A portion of privately-placed fixed maturity securities (typically SEC Rule 144A securities) are priced using market prices. Also, a small subset of privately-placed fixed maturity securities are priced using matrix applications which take into account credit spreads for a variety of public and private securities of similar credit risk, maturity, prepayment and liquidity characteristics.

The Company’s ability to liquidate positions in privately-placed fixed securities and mortgages could be impacted to a significant degree by the lack of an actively-traded market. Although the Company believes that its estimates reasonably reflect the fair value of those instruments, its key assumptions about risk-free interest rates, risk premiums, performance of underlying collateral (if any), and other factors may not reflect those of an active market.

Equity Securities - The fair value of the Company’s equity securities is first based on quoted market prices. Similar to fixed-maturity securities, the Company uses pricing services and broker quotes to price equity securities for which a quoted market price is not available.

Mortgage loans on real estate - The fair value of mortgage loans is estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

Contract loans - The fair value of policy loans is determined by estimating future policy loan cash flows and discounting the cash flows at a current market interest rate.

Other Invested Assets - Other invested assets (excluding investments accounted for under the equity method) include surplus debentures. The fair value of surplus debenture uses third-party pricing services.

Separate Accounts - The estimated fair value of Separate Account assets and liabilities is determined with the same methodology described in Note 10. The difference between Separate Account assets and liabilities reflected above and the total recognized in the Statement of Admitted Assets, Liabilities and Capital and Surplus represents amounts that are considered non-financial instruments.

Contract holder deposit funds - The fair value of the Company’s General Account liabilities under investment-type contracts (insurance and annuity contracts that do not involve mortality or morbidity risks) is estimated using discounted cash flow analyses or surrender values. Those contracts that are deemed to have short-term guarantees have a carrying amount equal to their estimated fair value.

12.	FEDERAL INCOME TAXES

The application of SSAP No. 101 requires a company to evaluate the recoverability of DTAs and, if necessary, to establish a valuation allowance to reduce the DTA to an amount which is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary and if so, the amount of such valuation allowance. Although the realization is not assured, management believes it is more likely than not that the DTAs will be realized. Therefore, the Company has not recorded a valuation allowance as of December 31, 2020 and December 31, 2019.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

The components of the Company’s DTAs and DTLs as of December 31, 2020 and 2019 were as follows:

(In Thousands)	December 31, 2020			December 31, 2019			Change
Description	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross Deferred Tax Assets	$26,714	$1,667	$28,381	$30,881	$2,666	$33,547	$(4,167)	$(999)	$(5,166)
Statutory Valuation Allowance Adjustments	—	—	—	—	—	—	—	—	—

Adjusted Gross Deferred Tax Assets	26,714	1,667	28,381	30,881	2,666	33,547	(4,167)	(999)	(5,166)
Deferred Tax Assets Nonadmitted	—	—	—	—	—	—	—	—	—

Subtotal Net Admitted Deferred Tax Assets	26,714	1,667	28,381	30,881	2,666	33,547	(4,167)	(999)	(5,166)
Deferred Tax Liabilities	2,946	3	2,949	3,526	3	3,529	(580)	—	(580)

Net Admitted Deferred Tax Assets /(Net Deferred Tax Liabilities)	$23,768	$1,664	$25,432	$27,355	$2,663	$30,018	$(3,587)	$(999)	$(4,586)

The following table provides component amounts of the Company’s calculation by tax character of paragraphs 11.a, 11.b.i, 11.b.ii and 11.c of SSAP No. 101:

(In Thousands)	December 31, 2020			December 31, 2019			Change
Description	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
(a) Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$—	$1,570	$1,570	$—	$1,077	$1,077	$—	$493	$493
(b) Adjusted Gross Deferred Tax Assets Expected to Be Realized (Excluding the amount of Deferred Tax Assets From (a) above) After Application of the Threshold Limitation. (The Lesser of (b)1 and (b)2 Below)	23,768	97	23,865	27,393	1,589	28,982	(3,625)	(1,492)	(5,117)
1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date.	23,768	97	23,865	27,393	1,589	28,982	(3,625)	(1,492)	(5,117)
2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold.	XXX	XXX	63,736	XXX	XXX	55,278	XXX	XXX	8,458
(c) Adjusted Gross Deferred Tax Assets (Excluding the Amount Of Deferred Tax Assets From (a) and (b) above) Offset by Gross Deferred Tax Liabilities.	2,946	—	2,946	3,488	—	3,488	(542)	—	(542)

(d) Deferred Tax Assets Admitted as the result of application of SSAP No. 101. Total (a) + (b) + (c)	$26,714	$1,667	$28,381	$30,881	$2,666	$33,547	$(4,167)	$(999)	$(5,166)

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

	2020	2019
Ratio Percentage Used To Determine Recovery Period And Threshold Limitation Amount	3295%	3356%
Amount Of Adjusted Capital And Surplus Used To Determine Recovery Period And Threshold Limitation Above (in thousands)	$424,908	$368,521

The following table provides the impact of tax-planning strategies on adjusted gross and net admitted DTA’s, as used in the Company’s SSAP No. 101 calculation:

	December 31, 2020		December 31, 2019		Change
(In Thousands) Description	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Impact of Tax Planning Strategies
Determination of Adjusted Gross DTAs and Net Admitted DTAs, by Tax Character as a Percentage
Adjusted Gross DTAs	$26,714	$1,667	$30,881	$2,666	$(4,167)	$(999)
Percentage of Adjusted Gross DTAs by Tax Character Attributable to the Impact of Tax Planning Strategies	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Net Admitted Adjusted Gross DTAs	$26,714	$1,667	$30,881	$2,666	$(4,167)	$(999)
Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Because of the Impact of Tax Planning Strategies	56.30%	0.00%	44.59%	0.00%	11.71%	0.00%

The Company’s tax planning strategies include the use of reinsurance.

The Company has no temporary differences for which a DTL has not been established.

The following tables provide the Company’s main components of income taxes incurred and DTAs and DTLs.

(In Thousands)	December 31, 2020	December 31, 2019	December 31, 2018
Current Income Tax
Federal Income Tax Expense on Operations	$9,089	$12,611	$3,261
Federal Income Tax Expense on Net Capital Gains	987	364	191

Current Income Tax Expense	$10,076	$12,975	$3,452

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

The main components of DTAs and DTLs as of December 31, 2020 and 2019 were as follows:

(In Thousands)	December 31, 2020	December 31, 2019	Change
Deferred Tax Assets:
Ordinary:
Policyholder Reserves	$25,104	$29,257	$(4,153)
Deferred Acquisition Costs	1,151	853	$298
Receivables	458	720	$(262)
Other (Including Items <5% of Total Ordinary Tax Assets)	1	51	$(50)

Subtotal	$26,714	$30,881	$(4,167)
Nonadmitted	—	—	—

Admitted Ordinary Deferred Tax Assets	$26,714	$30,881	$(4,167)

Capital:
Investments	$1,667	$2,666	$(999)
Net Capital Loss Carryforward	—	—	—

Subtotal	$1,667	$2,666	$(999)
Nonadmitted	—	—	—
Admitted Capital Deferred Tax Assets	1,667	2,666	(999)

Admitted Deferred Tax Assets	$28,381	$33,547	$(5,166)

Deferred Tax Liabilities:
Ordinary:
Investments	$1,948	$1,948	$—
Policyholder Reserves	998	1,575	(577)
Deferred and Uncollected Premiums	3	3	—

Subtotal	$2,949	$3,526	$(577)

Capital:
Other	$—	$3	$(3)

Subtotal	—	3	(3)

Deferred Tax Liabilities:	$2,949	$3,529	$(580)

Net Admitted Deferred Tax Assets / (Deferred Tax Liabilities)	$25,432	$30,018	$(4,586)

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

The change in net deferred income taxes is comprised of the following:

(In Thousands) Description	December 31, 2020	December 31, 2019	Change
Total Deferred Tax Assets	$28,381	$33,547	$(5,166)
Total Deferred Tax Liabilities	2,949	3,529	(580)

Net Deferred Tax Assets	$25,432	$30,018	$(4,586)
Tax Effect of Unrealized Gains/Losses			—

Change in Net Deferred Income Tax			$(4,586)

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before federal income taxes. The significant items causing this difference at December 31, 2020, 2019 and 2018 were as follows:

(In Thousands)	December 31, 2020			December 31, 2019			December 31, 2018
Description	Amount	Tax Effect @ 21%	Effective Tax Rate	Amount	Tax Effect @ 21%	Effective Tax Rate	Amount	Tax Effect @ 21%	Effective Tax Rate
Income Before Taxes	$67,321	$14,137	19.6%	$47,557	$9,987	20.3%	$18,840	$3,956	21.4%
Pre-tax Capital Gains - Pre IMR	4,702	987	1.4%	1,730	363	0.7%	(344)	(72)	(0.4)%
Investment Related	(1,438)	(302)	(0.4)%	—	—	—	—	—	—
Dividends Received Deduction	—	—	—%	—	(209)	(0.4)%	—	(450)	(2.4)%
Amortization of IMR	—	—	—%	—	(474)	(1.0)%	—	(537)	(2.9)%
Change in Non-admitted Assets	(3)	(1)	—%	—	2	—	—	1	—
Prior Year Over/Under Accrual	—	—	—%	—	225	0.5%	—	26	0.1%
Exhibit 5a adjustment	—	—	—%	—	384	0.7%	—	—	—%
Reinsurance gain	—	—	—%	—	—	—%	—	(970)	(5.2)%
Miscellaneous	(761)	(159)	(0.2)%	—	—	—%	—	(57)	(0.3)%

Total Statutory Income Taxes		$14,662	20.4%		$10,278	20.8%		$1,897	10.3%

Federal and Foreign Income Taxes Incurred		$10,076	14.0%		$12,975	26.3%		$3,452	18.7%
Change in Net Deferred Income Taxes		4,586	6.4%		(2,697)	(5.5)%		(1,555)	(8.4)%

Total Statutory Income Taxes		$14,662	20.4%		$10,278	20.8%		$1,897	10.3%

At December 31, 2020 and 2019, the Company had no net operating loss, capital loss, or foreign tax credit carryforwards. The Company had no minimum tax credit carryforwards at December 31, 2019.

At December 31, 2020, the following were capital gain income tax expenses incurred that will be available for recoupment in the event of future net capital losses (gains) (in thousands):

Year	Amount
2020	$987
2019	$363
2018	$220

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

The Company has no deposits admitted under Section 6603 of the Internal Revenue Code.

Tax years prior to 2017 are closed to examination and audit adjustments under the applicable statute of limitations. The Company is currently not under examination by the Internal Revenue Service. The Company does not believe it has any uncertain tax positions for its federal income tax return that would be material to its financial condition, results of income, or cash flows. Therefore, the Company did not record a liability for unrecognized tax benefits (“UTBs”) as of December 31, 2020 and 2019.

As of December 31, 2020, there were no positions for which management believes it is reasonably possible that the total amounts of tax contingencies will significantly increase within 12 months of the reporting date.

The Company recognizes interest accrued related to UTBs in income tax expense. The Company had no accrued interest balance as of December 31, 2020 and 2019. The Company recognized no gross interest benefit related to UTBs during the years ended December 31, 2020, 2019 and 2018. The Company has not accrued any penalties related to UTBs.

The Company is part of an affiliated group of companies that will file a consolidated federal income tax return for 2020.

The following companies are included in the consolidated return filing:

•	Delaware Life Insurance Company

•	Delaware Life Insurance Company of New York

•	DL Reinsurance Company

•	Clarendon Insurance Agency, Inc.

•	Clear Spring Health Insurance Company

•	Clear Spring Health Resources, Inc.

•	Clear Spring Health (IL), Inc.

•	Delaware Life Reinsurance (U.S.) Corp.

•	Clear Spring Health (CO), Inc.

•	Eon Health, Inc (GA)

•	Eon Health, Inc. (SC)

•	Community Care Alliance of Illinois, Inc.

•	Clear Spring Health (VA), Inc.

•	Clear Spring Health of Illinois, Inc.

•	Lackawanna Casualty Company

•	Lackawanna American Insurance Company

•	Lackawanna National Insurance Company

A written tax allocation agreement has been approved by, or is pending approval from, the state of domicile of each participating insurance company or health maintenance organization. Allocation is based upon separate return calculations with current credit (benefit) given for losses and tax attributes that are utilized by the Company.

13.	CAPITAL STOCK AND SURPLUS AND DIVIDEND RESTRICTIONS

As of December 31, 2020 and 2019, the Company had 6,001 shares issued, authorized and outstanding with a par value of $350 per share.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

The Company’s ability to pay dividends is subject to certain statutory restrictions. The New York Insurance Law permits a domestic stock life insurer to distribute dividends out of earned surplus without prior notice to the Superintendent of the Department when the aggregate amount of such dividends in a calendar year does not exceed the greater of a.) 10% of its surplus to policyholders as of the immediately preceding year or b.) its net gain from operations, excluding realized capital gains, and not to exceed 30% of its surplus to policyholders, so long as the net gain from operations excluding realized capital gains for the immediately preceding year is not negative. Alternatively, a domestic stock life insurance company may distribute dividends without prior notice to the Superintendent when the total amount of such dividends does not exceed the lesser of a.) 10% of its surplus to policyholders as of the immediately preceding year or b.) its net gain from operations of the immediately preceding year, not including realized capital gains. The Superintendent may limit or disallow a distribution of dividends if an insurer’s surplus to policyholders is not reasonable in relation to the company’s outstanding liabilities or if the company is financially distressed. In addition, for a period of five years following the Sale Transaction on August 2, 2013, any dividend or distribution required the prior written consent of the Department. This restriction expired on August 2, 2018.

The Company did not pay any dividends in 2020 or 2019. In December 2018, the Company paid an ordinary dividend of $20.3 million to DLIC.

The portion of unassigned funds (surplus) represented or reduced by cumulative unrealized gains/losses, excluding deferred taxes, was approximately $1.6 million at December 31, 2020 and 2019.

Risk-Based Capital

Life and health insurance companies are subject to certain RBC requirements as specified by the NAIC. The RBC requirements provide a method for measuring the minimum acceptable amount of adjusted capital that a life insurer should have, as determined under statutory accounting principles, taking into account the risk characteristics of its investments and products. The Company met the minimum RBC requirements at December 31, 2020 and 2019.

In addition, the Company is required to maintain its Total Adjusted Capital in an amount not less than 450% of Authorized Control Level RBC (“ACL RBC”) within the meaning of New York Insurance Law §1322 for a period of seven years following the Sale Transaction on August 2, 2013. If the Company’s ACL RBC falls below this minimum, additional contributions of capital are required to be made such that the Company’s ACL RBC level is restored to a minimum of 450%. In connection with the Sale Transaction, a trust account was established to ensure a source of funds for any such required capital contributions. The Company’s ACL RBC exceeded 450% at December 31, 2020 and 2019.

14.	COMMITMENTS AND CONTINGENT LIABILITIES

Regulatory and industry developments

Under the insurance guaranty fund laws of New York, insurers licensed to do business in the State of New York can be assessed by the state insurance guaranty association for certain obligations of insolvent insurance companies to policyholders and claimants. The insurance guaranty laws of New York provide, however, that an assessment may be excused or deferred if it would threaten an insurer’s solvency and further provide annual limits on such assessments. Part of the assessments paid by the Company pursuant to these laws may be used as credits for a portion of the associated premium taxes.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

Various insolvencies reported by the National Organization of Life and Health Insurance Guaranty Associations will result in retrospective premium-based guaranty fund assessments against the Company. Based on the best information available, the Company has recorded an accrued liability of $1.5 million and $3.3 million for guaranty fund assessments as of December 31, 2020 and 2019, respectively. The Company does not know the period over which the guaranty fund assessments may be paid.

As of December 31, 2020 and 2019, the Company did not have any guaranty fund liabilities or assets related to assessments from insolvencies of entities that wrote long-term care contracts.

The Company has not established any asset for premium tax credits or policy surcharges as their recoveries are not estimable.

Litigation and Other Matters

The Company is not aware of any contingent liabilities arising from litigation or other matters that could have a material effect upon the financial position, results of operations, or cash flows of the Company.

Indemnities

In the normal course of its business, the Company has entered into agreements that include indemnities in favor of third parties, such as contracts with advisors and consultants, outsourcing agreements, underwriting and agency agreements, information technology agreements, distribution agreements, and service agreements. The Company has also agreed to indemnify its directors, officers and employees in accordance with the Company’s by-laws. The Company believes any potential liability under these agreements is neither probable nor estimable. Therefore, the Company has not recorded any associated liability.

Pursuant to the terms of the Sale Transaction, the acquired companies, including the Company, and their respective affiliates are indemnified from and against (i) breach of customary representations, warranties and covenants of the sellers and (ii) other specified matters, including losses arising from pending or threatened litigation as of the closing of the Sale Transaction (August 2, 2013), certain excluded assets that were transferred from the acquired companies to the sellers’ affiliates at or prior to closing of the Sale Transaction, including the group insurance business previously conducted by the Company, certain environmental liabilities, and certain liabilities arising under unclaimed property laws.

Pledged or Restricted Assets

The following assets were restricted at December 31, 2020 and reported in the current financial statements:

•	Certain bonds were on deposit with governmental authorities as required by law.

•	Certain cash deposits were held in a mortgage escrow account (see “Other restricted assets” below).

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

The following are restricted assets (including pledged assets):

Gross Restricted
(In Thousands)
										Percentage
Restricted Asset Category	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	2020 Total	2019 Total	Increase/ (Decrease)	Total 2020 Non- Admitted Restricted	Total 2020 Admitted Restricted	Gross Admitted and Non- Admitted Restricted Total Assets	Admitted Restricted to Total Admitted Assets
On Deposit with States	$406	$—	$—	$—	$406	$406	$—	$—	$406	0.02%	0.02%
Other Restricted Assets	79	—	—	—	79	129	(50)	—	79	0.00%	0.00%

Total Restricted Assets	$485	$—	$—	$—	$485	$535	$(50)	$—	$485	0.02%	0.02%

The following are other restricted assets pledged as collateral in other categories (contracts that share similar characteristics, such as reinsurance and derivatives, are reported in the aggregate):

	Gross Restricted
(In Thousands)
	Current Year								Percentage
Description of Assets	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	2020 Total	2019 Total	Increase/ (Decrease)	Total 2020 Admitted Restricted	Gross Restricted Total Assets	Admitted Restricted to Total Admitted Assets
Mortgage Escrow	$79	$—	$—	$—	$79	$129	$(50)	$79	0.00%	0.00%

Total	$79	$—	$—	$—	$79	$129	$(50)	$79	0.00%	0.00%

Lease commitments

Effective February 15, 2014, the Company entered into a month-to-month lease agreement for its office in New York, New York. The monthly rental expense is approximately $3.3 thousand for this lease. The lease agreement terminated in April 2019.

Effective October 31, 2016, the Company entered into a lease agreement for an additional New York office that expires on January 31, 2021. Effective September 9, 2020, the Company renewed the lease with an expiration date of July 31, 2022. Rental expenses for 2020, 2019 and 2018 were $0.8 million, $0.8 million and $0.7 million, respectively, for this lease.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

At December 31, 2020, the minimum aggregate rental commitments were as follows:

Year Ending December 31	(In Thousands) Operating Leases
2021	$706
2022	413
2023	—
2024	—
2025	—
Aggregate Total All Future Years	$—

15.	ANALYSIS OF LIFE ACTUARIAL RESERVES BY WITHDRAWAL CHARACTERISTICS

The amounts of account value, cash value and reserve breakouts of the life insurance by withdrawal characteristics, separately for General Account products and Separate Account Nonguaranteed products were as follows at December 31, 2020 (in thousands):

General Account	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
a Term Policies with Cash Value	$—	$—	$—
b Universal Life
c Universal Life with Secondary Guarantees	169,144	156,163	559,354
d Indexed Universal Life	—	—	—
e Indexed Universal Life with Secondary Guarantees	—	—	—
f Indexed Life	—	—	—
g Other Permanent Cash Value Life Insurance	—	—	—
h Variable Life	—	—	—
i Variable Universal Life	1,573	1,569	1,684
j Miscellaneous Reserves	1,093	1,093	1,292

Not subject to discretionary withdrawal or not cash values
a Term Policies with Cash Value	XXX	XXX	1
b Accidental Death Benefits	XXX	XXX	—
c Disability - Active Lives	XXX	XXX	—
d Disability - Disabled Lives	XXX	XXX	3,094
e Miscellaneous Reserves	XXX	XXX	64,640
Total (gross: direct + assumed)	171,810	158,825	630,065

Reinsurance Ceded	169,144	156,163	627,494

Total	$2,666	$2,662	$2,571

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

Separate Account Non Guaranteed	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
a Term Policies with Cash Value	$—	$—	$—
b Universal Life	—	—	—
c Universal Life with Secondary Guarantees	—	—	—
d Indexed Universal Life	—	—	—
e Indexed Universal Life with Secondary Guarantees	—	—	—
f Indexed Life	—	—	—
g Other Permanent Cash Value Life Insurance	—	—	—
h Variable Life	—	—	—
i Variable Universal Life	6,943	6,943	6,889
j Miscellaneous Reserves	—	—	—

Not subject to discretionary withdrawal or not cash values
a Term Policies with Cash Value	XXX	XXX	—
b Accidental Death Benefits	XXX	XXX	—
c Disability—Active Lives	XXX	XXX	—
d Disability—Disabled Lives	XXX	XXX	—
e Miscellaneous Reserves	XXX	XXX	—
Total (gross: direct + assumed)	6,943	6,943	6,889

Reinsurance Ceded	—	—	—

Total	$6,943	$6,943	$6,889

The Company had no life Separate Account products with Guarantees at December 31, 2020.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

The amounts of account value, cash value and reserve breakouts of the life insurance by withdrawal characteristics, separately for General Account products and Separate Account Nonguaranteed products were as follows at December 31, 2019:

General Account	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
a Term Policies with Cash Value	$—	$—	$—
b Universal Life
c Universal Life with Secondary Guarantees	166,748	151,790	535,962
d Indexed Universal Life	—	—	—
e Indexed Universal Life with Secondary Guarantees	—	—	—
f Indexed Life	—	—	—
g Other Permanent Cash Value Life Insurance	—	—	—
h Variable Life	—	—	—
i Variable Universal Life	1,510	1,504	1,533
j Miscellaneous Reserves	1,077	1,077	1,280

Not subject to discretionary withdrawal or not cash values
a Term Policies with Cash Value	XXX	XXX	1
b Accidental Death Benefits	XXX	XXX	—
c Disability—Active Lives	XXX	XXX	—
d Disability—Disabled Lives	XXX	XXX	3,566
e Miscellaneous Reserves	XXX	XXX	63,274
Total (gross: direct + assumed)	169,335	154,371	605,616

Reinsurance Ceded	166,748	151,790	603,041

Total	$2,587	$2,581	$2,575

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

Separate Account Non Guaranteed	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
a Term Policies with Cash Value	$—	$—	$—
b Universal Life	—	—	—
c Universal Life with Secondary Guarantees	—	—	—
d Indexed Universal Life	—	—	—
e Indexed Universal Life with Secondary Guarantees	—	—	—
f Indexed Life	—	—	—
g Other Permanent Cash Value Life Insurance	—	—	—
h Variable Life	—	—	—
i Variable Universal Life	6,384	6,384	6,327
j Miscellaneous Reserves	—	—	—
Not subject to discretionary withdrawal or not cash values
a Term Policies with Cash Value	XXX	XXX	—
b Accidental Death Benefits	XXX	XXX	—
c Disability—Active Lives	XXX	XXX	—
d Disability—Disabled Lives	XXX	XXX	—
e Miscellaneous Reserves	XXX	XXX	—
Total (gross: direct + assumed)	6,384	6,384	6,327

Reinsurance Ceded	—	—	—

Total	$6,384	$6,384	$6,327

The Company had no life Separate Account products with Guarantees at December 31, 2019.

16.	SUBSEQUENT EVENTS

The Company has evaluated events or transactions that occurred from January 1, 2021 to April 28, 2021, the date the financial statements were available to be issued. The Company is not aware of any Type I or Type II events or transactions that occurred subsequent to December 31, 2020 having a material effect on the financial statements.